UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2008

Fundamental Equity International Funds
Asia Equity Fund
Concentrated International Equity Fund
International Small Cap Fund
Strategic International Equity Fund

Goldman Sachs Fundamental Equity
International Funds

■	GOLDMAN SACHS ASIA EQUITY FUND

■	GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

■	GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

■	GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Letters to Shareholders and Performance Summaries	4
Schedules of Investments	29
Financial Statements	41
Notes to the Financial Statements	47
Financial Highlights	64
Report of Independent Registered Public Accounting Firm	72
Other Information	73

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses

The Asia Equity Fund invests primarily in a diversified portfolio of equity investments in Asian issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in Asian issuers, the Fund is subject to greater risk of loss as a result of Asian economic, market, political and local risks than a fund that is more geographically diversified. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-cap companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

The Strategic International Equity Fund is expected to invest in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

What Differentiates Goldman Sachs’ Fundamental
Equity International Investment Process?

Goldman Sachs’ Fundamental Equity International investment process is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■ Fundamental research teams based in the United Kingdom, United States, Japan, China, India, Korea, Hong Kong and Brazil focusing on long-term business and management quality

■ Analysts collaborate regularly to leverage regional and industry-specific research and insights

■ Global perspective is informed by local market expertise

■ A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing a company and comparing it to its peers globally

■ Team of experienced portfolio managers is regionally aligned and has sector expertise

■ Team leverages the research of the more than 40 regional investment professionals

■ Decision making process is informed by active participation in the global research process

■ Security selections are aligned with levels of investment conviction

■ Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:
■ Access to markets across the world

■ Disciplined approach to stock selection

■ Optimal risk/return profiles

PORTFOLIO RESULTS

Asia Equity Fund

Dear Shareholder,

The Goldman Sachs Asia Equity Fund (the “Fund”) has changed its fiscal year end from August 31 to October 31. As a result, this report provides an overview on the performance of the Fund during the two-month reporting period that ended October 31, 2008.

Performance Review

Over the two-month period that ended October 31, 2008, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of −40.07%, −40.13%, −40.11% and −40.02%, respectively. These returns compare to the −36.91% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free ex-Japan Index (unhedged, with dividends reinvested), over the same time period.

The Fund underperformed its benchmark during the reporting period. Within the Industrials sector, our shipping-related holdings in China COSCO Holding Co., Singapore’s COSCO Corp. and Hong Kong’s Pacific Basin Shipping were leading detractors from performance. The overall shipping sector weakened after a prolonged period of outperformance, as the Baltic Dry Index, to which the shipping industry is highly correlated, fell sharply due to fears of a global recession. We have since sold out of COSCO Corp. as the firm also suffered from concerns that it could face funding issues for its vessel and rig projects.

The worsening global credit crisis also had a significant impact on the Financials sector, in particular the banking industry across Asia. Our holdings in China Merchants Bank, Taiwan’s Chinatrust Financial Holding, Korea’s Hana Financial Group, Inc., Korea Exchange Bank, Indonesia’s Bank Mandiri and Bank Rakyat all performed poorly. Their shares were dragged down on concerns of losses from a possible increase in non-performing loans and slowing revenue growth as their respective economies experience a downturn.

Within the Consumer Discretionary sector, our holdings were significant detractors from performance as the deteriorating global economic outlook had a negative impact across the region and within various sub-sectors. Concerns of a substantial decline in global demand hurt our holdings in Xinyi Glass Holding (China’s largest exporter of vehicle windshields), Belle International Holding (China’s largest women’s shoe retailer), Astra International, Inc. (Indonesia’s largest auto retailer) and Hyundai Motor (Korea’s largest auto manufacturer).

In terms of positive contributors, select holdings within the Materials and Financials sectors helped our relative performance. Within the Materials sector, Hong Kong’s food flavoring and fragrance supplier Huabao International Holding was supported by lower raw material prices. Within the Financials sector, insurance firm China Insurance International benefited performance. (See “Portfolio Highlights” for details.)

Market Review

Overall, the concerns regarding Asian economies shifted dramatically away from fears of inflation in the first half of 2008 towards a global recession, as well as a slowdown in domestic growth in virtually all of the underlying countries. Asian equity markets sold off

PORTFOLIO RESULTS

due to tightening liquidity conditions, plunging commodity prices and a flight to safety against the backdrop of a systemic global financial crisis. This crisis climaxed with Lehman Brothers’ bankruptcy and the nationalization of mortgage giants Fannie Mae and Freddie Mac. Coming into October 2008, Asian stock prices fell sharply in tandem with the global equity markets. Government bailout programs and an unprecedented coordination of interest rate cuts by major central banks helped to relieve some of the severe stresses in global credit markets, but failed to revive the equity markets and investors’ confidence. Worries of a deep prolonged recession in the U.S. and other major economies had an adverse impact on Asia. In addition, weak investor sentiment, continued deleveraging and unwinding of previously risky trades, as evidenced by a sharply rising yen, all weighed on the Asian equity market.

Portfolio Composition

As of October 31, 2008, the Fund was overweight in China, Singapore and Indonesia, while being underweight in Hong Kong, India and Korea.

Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	China Insurance International — Insurance firm China Insurance International was the largest contributor to the Fund’s performance during the reporting period. Its shares benefited as the company received an extension on an option to purchase a portion Commercial Bank of China’s stake in Tai Ping Insurance.

■	Taiwan Semiconductor — Taiwan Semiconductor is the largest custom chip manufacturer in the world. In contrast to other companies’ worse-than-expected results and their subsequent share price sell-offs, Taiwan Semiconductor’s shares were well supported by in-line earnings results.

■	China Mobile — China Mobile is the largest phone company in the world by users. The firm’s domestic-focused business helped the stock weather the significant sell-off suffered by other stocks in the Telecommunication Services sector.

Since the conclusion of the reporting period ended October 31, 2008, we have continued to experience periods of extreme volatility in the financial markets. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

November 17, 2008

FUND BASICS

Asia Equity Fund
as of October 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	MSCI AC Asia ex-Japan
September 1, 2008–October 31, 2008	(based on NAV)[1]	Index (unhedged)[2]

Class A	-40.07%	-36.91%
Class B	-40.13	-36.91
Class C	-40.11	-36.91
Institutional	-40.02	-36.91

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI All Country Asia ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in 11 Asian countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-43.86%	8.39%	7.74%	0.16%	7/8/94
Class B	-44.04	8.50	7.69	-1.75	5/1/96
Class C	-41.67	8.82	7.67	-1.16	8/15/97
Institutional	-40.38	10.08	8.99	-0.22	2/2/96

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.77%
Class B	2.35	2.52
Class C	2.35	2.52
Institutional	1.20	1.37

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/085

Holding	% of Net Assets	Line of Business	Country

China Mobile Ltd.	6.8%	Telecommunication	Hong Kong
		Services
Taiwan Semiconductor	5.0	Semiconductors &	Taiwan
Manufacturing Co. Ltd.		Semiconductor Equipment
Hon Hai Precision Industry	3.0	Technology Hardware &	Taiwan
Co. Ltd.		Equipment
Esprit Holdings Ltd.	2.8	Retailing	Hong Kong
Samsung Electronics Co. Ltd.	2.6	Semiconductors &	South Korea
		Semiconductor Equipment
Reliance Industries Ltd.	2.6	Energy	India
HTC Corp.	2.4	Technology Hardware &	Taiwan
		Equipment
MediaTek, Inc.	2.3	Semiconductors &	Taiwan
		Semiconductor Equipment
China Construction Bank	2.1	Banks	China
Corp. Class H
China Shenhua Energy Co.	2.1	Energy	China
Ltd. Class H

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 10/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any).

GOLDMAN SACHS ASIA EQUITY FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on November 1, 1998 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia ex-Japan Index (unhedged, with dividends reinvested) (“MSCI AC Asia Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C and Institutional Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Asia Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1998 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced July 8, 1994)
Excluding sales charges	−61.86%	1.18%	3.38%	−1.63%
Including sales charges	−63.95%	0.04%	2.80%	−2.02%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	−62.14%	0.45%	2.77%	−4.19%
Including contingent deferred sales charges	−64.03%	0.04%	2.77%	−4.19%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	−62.15%	0.45%	2.74%	−3.89%
Including contingent deferred sales charges	−62.52%	0.45%	2.74%	−3.89%

Institutional (commenced February 2, 1996)	−61.69%	1.62%	4.00%	−2.66%

PORTFOLIO RESULTS

Concentrated International Equity Fund

Dear Shareholder,

The Goldman Sachs Concentrated International Equity Fund (the “Fund”) has changed its fiscal year end from August 31 to October 31. As a result, this report provides an overview on the performance of the Fund during the two-month reporting period that ended October 31, 2008.

Performance Review

Over the two-month period that ended October 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of −32.11%, −32.16%, −32.17%, −32.06% and −32.12%, respectively. These returns compare to the −31.69% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested), over the same time period.

The Fund modestly underperformed its benchmark amid a challenging market environment. During the period, the Fund’s positioning in Japan detracted from relative performance while, overall, it benefited from its European holdings.

In October, Japanese stocks suffered from fears that a rising yen would hurt its companies that rely on exports. However, the strengthening yen boosted Japanese equity market performance when measured in U.S. dollars. Against a weakening economic backdrop, Financial stocks were among the weakest performers in Japan and, as a result, the Fund’s holding in Sumitomo Mitsui Financial Group detracted from relative performance. Select European holdings were also negative contributors to performance, including Prosafe, a Norwegian company that provides accommodation on drilling rigs, and Xstrata, a diversified mining company. Shares of Prosafe fell after the company’s recent capital restructuring resulted in an artificially high debt to equity ratio and investors penalised the stock in an environment where less leverage is preferable. Xstrata was a significant detractor because of its sensitivity to declining commodity prices and management’s hostile bid for British platinum miner Lonmin.

In Europe, Swiss drug makers Roche Holdings and Novartis were the two largest contributors to performance. The Fund also benefited from its overweight position in the Healthcare sector. Roche Holdings reaffirmed its financial outlook for the full year and also confirmed its commitment to a bid for the rest of U.S. biotech group Genentech, Inc., in which it already owns a majority stake. Genentech also reported impressive sales of a key cancer treatment, which further boosted Roche’s share price. Novartis reported a strong net profit increase in the third quarter and the company raised its full-year drug sales forecast. In addition, despite Financials being one of the weakest performing sectors within the European market during the period, the Fund’s positioning within this sector generated strong relative returns. In particular, the Fund benefited from not owning some of the stocks that experienced the largest losses and from our underweight position in the sector.

Market Review

The international equity markets witnessed an unprecedented series of events during the last two months. Credit troubles intensified, sparking a crisis of confidence that quickly turned into a liquidity crisis. During September, one of the world’s largest investment banks, Lehman Brothers, filed for bankruptcy. In addition, the U.S. government took over mortgage agencies Fannie Mae and Freddie Mac, rescued the world’s largest insurer, AIG, and passed the $700 billion Troubled Asset Relief Program in an attempt to stabilise the financial system. Other governments followed with a number of full or partial

PORTFOLIO RESULTS

nationalisations of financial services companies and Iceland became the first sovereign casualty of the financial crisis as its banking system collapsed. These events drove unprecedented levels of volatility and the VIX Index — which is used to track the volatility in the market — reached its highest level since its inception in 1990. The lack of liquidity in the financial system also sparked a sharp deleveraging of financial assets, which placed further downward pressure on the equity markets. Despite a raft of bank recapitalizations, it became increasingly apparent that the financial crisis had spread to the overall global economy, as weak economic data was released in the Eurozone, Japan and the U.K. Commodity prices fell substantially during the period, with WTI crude falling from an all-time high of $145 per barrel in mid-July to $68 per barrel by the end of October. In a dramatic move aimed at staving off a global recession, the world’s central banks simultaneously cut interest rates across 21 countries in early October. However, investors chose to sell into the resulting strength and the rate cuts could not prevent the equity markets from ending the period significantly lower.

Portfolio Composition

Our intensive research culture and strong commitment to on-the-ground research resources are captured in our portfolios through a disciplined investment process. This results in a focused and differentiated portfolio comprising our most compelling individual stock ideas. We allocate capital based on the risk/reward characteristics of each idea and its interaction with other stocks within the portfolio. This ensures that our portfolios are driven by our bottom-up view on individual stocks and are thus reflective of our best ideas. Driven by our bottom-up stock selection, the Fund currently has overweight positions in the Consumer Staples, Healthcare and Energy sectors, and underweight positions in the Consumer Discretionary, Information Technology and Utilities sectors.

Portfolio Highlights

Although the Fund marginally underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	Seven & I Holdings — Seven & I Holdings, Japan’s largest retailer, was the leading stock-specific contributor to performance after reporting strong second quarter results.

■	Nestlé — Nestlé reported solid first half profits and increased its sales forecasts for the year after raising the prices for some of its products.

■	Total — Integrated oil company Total also contributed to relative returns during the reporting period. The sharp decline in oil prices resulted in the more broadly diversified, major oil companies — especially those with refining exposure — outperforming oil exploration and production companies.

Since the conclusion of the reporting period ended October 31, 2008, we have continued to experience periods of extreme volatility in the financial markets. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

London, November 19, 2008

FUND BASICS

Concentrated International Equity Fund
as of October 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE Index
September 1, 2008–October 31, 2008	(based on NAV)[1]	(unhedged)[2]

Class A	-32.11%	-31.69%
Class B	-32.16	-31.69
Class C	-32.17	-31.69
Institutional	-32.06	-31.69
Service	-32.12	-31.69

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-36.99%	4.86%	1.62%	4.51%		12/1/92
Class B	-37.13	4.94	1.58	2.21		5/1/96
Class C	-34.45	5.30	1.58	0.75		8/15/97
Institutional	-33.05	6.50	2.75	3.99		2/7/96
Service	-33.38	5.96	2.24	4.93	[4]	12/1/92	[4]

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

[4]	Performance data for Service Shares prior to 3/6/96 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Concentrated International Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares, which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.54%	1.55%
Class B	2.29	2.30
Class C	2.29	2.30
Institutional	1.14	1.15
Service	1.64	1.65

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/086

	% of Net
Holding	Assets	Line of Business	Country

Total SA	4.2%	Energy	France
Nestle SA (Registered)	4.1	Food, Beverage & Tobacco	Switzerland
Seven & I Holdings Co. Ltd.	3.8	Food & Staples Retailing	Japan
Novartis AG (Registered)	3.5	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Roche Holding AG	3.4	Pharmaceuticals, Biotechnolo gy & Life Sciences	Switzerland
E.ON AG	3.1	Utilities	Germany
Tesco PLC	2.8	Food & Staples Retailing	United Kingdom
Vivendi SA	2.8	Media	France
BG Group PLC	2.8	Energy	United Kingdom
Imperial Tobacco Group PLC	2.7	Food, Beverage & Tobacco	United Kingdom

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 10/31/087

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 0.8% of the Fund’s net assets at October 31, 2008.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on November 1, 1998 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (unhedged, with dividends reinvested) (“MSCI EAFE Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Concentrated International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1998 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced December 1, 1992)
Excluding sales charges	−49.61%	−0.13%	−0.64%	3.30%
Including sales charges	−52.37%	−1.26%	−1.19%	2.93%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	−49.95%	−0.83%	−1.24%	0.26%
Including contingent deferred sales charges	−52.45%	−1.23%	−1.24%	0.26%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	−49.95%	−0.83%	−1.24%	1.38%
Including contingent deferred sales charges	−50.45%	−0.83%	−1.24%	1.38%

Institutional (commenced February 7, 1996)	−49.40%	0.30%	−0.10%	2.04%

Service (commenced March 6, 1996)	−49.64%	−0.20%	−0.60%	1.39%

PORTFOLIO RESULTS

International Small Cap Fund

Dear Shareholder,

The Goldman Sachs International Small Cap Fund (the “Fund”) has changed its fiscal year end from August 31 to October 31. As a result, this report provides an overview on the performance of the Fund during the two-month reporting period that ended October 31, 2008.

Performance Review

Over the two-month period that ended October 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of −37.88%, −37.92%,−37.95%, −37.85% and −37.90%, respectively. These returns compare to the −37.79% cumulative total return of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (gross) over the same time period. As of October 1, 2008, the Fund changed its benchmark name from the S&P/Citigroup EMI World Index (gross) to the S&P Developed ex-US Small Cap Index.

The Fund performed largely in line with its benchmark during the reporting period. Extreme market volatility, coupled with increasing investor risk aversion in response to the deepening economic and market crisis, saw the Fund suffer along with its benchmark.

Several of our holdings within the Materials, Consumer Discretionary and Energy sectors were the leading detractors from performance during the two month period. At the stock level, Australian mining companies Mount Gibson Iron, PanAust and Kagara fell along with the general decline in commodity prices given concerns over slowing global demand. Within the Consumer Discretionary sector, our holding in Jumbo SA, a Greek retail distributor of children’s toys, books and stationery, suffered due to negative sentiment surrounding consumer demand and the company’s exposure to Eastern Europe. We continue to hold the stock as the company is still exceeding expectations and its exposure to Eastern Europe is relatively small.

Among the leading positive contributors to performance were our holdings in Japanese companies The AWA Bank, a regional Japanese bank, and Lawson, Japan’s largest convenience store chain. The AWA Bank benefited from investors favoring the company’s stable growth based on its relationship banking and healthy fundamentals. Additionally, the stock has a low level of foreign ownership versus its peers. This was beneficial as foreign investors have been significant sellers during the recent financial turmoil. Lawson benefited from a trade association report that convenience store sales nationally were robust. The company also reported rising first-half profits, driven by strong sales of tobacco and private brand products.

Market Review

International equity markets deteriorated significantly in September and October, as what had begun as a credit crisis quickly turned into a crisis of confidence. Global equity markets fell to new multi-year lows and the VIX Index — which is used to track the volatility in the market — climbed to its highest levels since its inception in 1990. Markets sold off aggressively due to tightening liquidity conditions, plunging commodity prices and a flight to safety against the backdrop of a systemic global financial crisis that saw the nationalization of mortgage giants Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. Subsequent government bailout programs and an unprecedented coordination of interest rate cuts by major central banks helped to relieve some of the severe stresses in global credit markets. However, this failed to revive the equity markets and

PORTFOLIO RESULTS

investors’ confidence as the financial crisis spread to the overall global economy. Worries of a deep prolonged recession in the U.S. and other major economies had an adverse impact on Asia. In addition, weak investor sentiment, continued deleveraging and unwinding of previously risky trades, as evidenced by a sharply rising yen, all weighed on the Asian equity market.

Portfolio Composition

Bottom-up stock selection is the driver of our disciplined fundamental investment process. The portfolio adheres to a strict valuation policy seeking to identify small-cap companies that display good growth characteristics and positive earnings momentum with plenty of valuation support. These companies are often led by incentivised management teams, while operating in clear and defensible market niches and are well-positioned to benefit from structural change in the marketplace. The team also frequently explores corporate restructuring opportunities where companies are able to generate organic profit growth irrespective of external market influences. This philosophy is employed on a stock-by-stock basis to make active bets and drive excess relative returns in the portfolio over the long term. At the end of the reporting period, the Fund was overweight in the Consumer Staples, Healthcare, Financials and Information Technology sectors and underweight in the Consumer Discretionary, Energy, Industrials and Materials sectors.

Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	Catlin Group — Catlin Group, a UK-based specialist insurer and re-insurer underwriter, benefited from improved fundamentals in the reinsurance market, following the uncertainty of AIG’s future. Given this event, it brings new potential business to the market and expectations of an improved pricing environment.

■	Colryut — Colryut, Belgium’s largest discount food retailer, outperformed the benchmark as consumers continued to trade down to lower priced food items due to concerns surrounding a weakening economy.

■	Davide Campari-Milano — Our holding in Davide Campari-Milano, an Italian distiller, was among the leading positive contributors to relative performance. Despite falling, the stock outperformed the benchmark given its strong portfolio of leading brands. The company also benefited from expectations that it may have an opportunity to make acquisitions.

Since the conclusion of the reporting period ended October 31, 2008, we have continued to experience periods of extreme volatility in the financial markets. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

November 17, 2008

FUND BASICS

International Small Cap Fund
as of October 31, 2008

PERFORMANCE REVIEW

September 1, 2008–	Fund Total Return	S&P Developed ex-US
October 31, 2008	(based on NAV)[1]	Small Cap Index (gross)[2]

Class A	-37.88%	-37.79%
Class B	-37.92	-37.79
Class C	-37.95	-37.79
Institutional	-37.85	-37.79
Service	-37.90	-37.79

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	Effective October 1, 2008, the Goldman Sachs International Small Cap Fund’s benchmark name changed from the S&P/Citigroup EMI World ex-U.S. Index to the S&P Developed Ex-U.S. Small Cap Index. In addition, S&P changed the methodology to calculate the index. The S&P Developed Ex-U.S. Small Cap Index covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,610 securities from 24 developed markets with a general regional allocation of 64% Europe, 18% Japan, 11% Australasia and 7% North America. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-43.00%	5.82%	4.84%	3.45%	5/1/98
Class B	-43.12	5.96	4.81	3.41	5/1/98
Class C	-40.70	6.28	4.80	3.40	5/1/98
Institutional	-39.45	7.50	6.00	4.58	5/1/98
Service	-39.73	6.98	5.48	4.05	5/1/98

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.78%
Class B	2.35	2.53
Class C	2.35	2.53
Institutional	1.20	1.38
Service	1.70	1.88

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/085

	% of Net
Holding	Assets	Line of Business	Country

Lindt & Spruengli AG	2.0%	Food, Beverage & Tobacco	Switzerland
Gerresheimer AG	1.9	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Dignity PLC	1.8	Consumer Services	United Kingdom
The Awa Bank Ltd.	1.7	Banks	Japan
Davide Campari-Milano SpA	1.7	Food, Beverage & Tobacco	Italy
Tsumura & Co.	1.7	Pharmaceuticals, Biotechnology & Life Sciences	Japan
ACEA SpA	1.7	Utilities	Italy
Catlin Group Ltd.	1.6	Insurance	Bermuda
ROHTO Pharmaceutical Co. Ltd.	1.5	Pharmaceuticals, Biotechnology & Life Sciences	Japan
Kinden Corp.	1.5	Capital Goods	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 10/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 1.1% of the Fund’s net assets at October 31, 2008.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on November 1, 1998 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P Developed Ex-US Small Cap Index (formerly, the S&P/Citigroup EMI World ex-US Index (gross)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1998 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced May 1, 1998)
Excluding sales charges	−57.88%	−0.79%	1.56%	1.02%
Including sales charges	−60.20%	−1.90%	1.00%	0.48%

Class B (commenced May 1, 1998)
Excluding contingent deferred sales charges	−58.19%	−1.52%	0.96%	0.44%
Including contingent deferred sales charges	−60.27%	−1.91%	0.96%	0.44%

Class C (commenced May 1, 1998)
Excluding contingent deferred sales charges	−58.19%	−1.52%	0.95%	0.43%
Including contingent deferred sales charges	−58.61%	−1.52%	0.95%	0.43%

Institutional (commenced May 1, 1998)	−57.73%	−0.37%	2.10%	1.57%

Service (commenced May 1, 1998)	−57.93%	−0.88%	1.59%	1.05%

*	Effective October 1, 2008, the Goldman Sachs International Small Cap Fund’s benchmark name changed from the S&P/Citigroup EMI World ex-US Index to the S&P Developed Ex-US Small Cap Index. In addition, S&P changed the methodology to calculate the index.

PORTFOLIO RESULTS

Strategic International Equity Fund

This report provides an overview on the performance of the Goldman Sachs Strategic International Equity Fund (the “Fund”) during the twelve-month reporting period that ended October 31, 2008.

Performance Review

During the twelve-month reporting period that ended October 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares average annual total returns, without sales charges, of −49.64%, −50.09%, −50.00%, −49.45% and −49.70%, respectively. These returns compare to the −46.24% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) Index (unhedged, with dividends reinvested), over the same time period. During the period from their inception on November 30, 2007 through October 31, 2008, the Fund’s Class IR and R shares generated cumulative total returns of −47.70% and −47.93%, respectively. These returns compared to the −44.53% cumulative total return of the Fund’s benchmark over the same time period.

The Fund underperformed its benchmark amid a challenging market environment. During the period, the Fund’s holdings in Japan and Europe detracted the most from relative performance.

Among the Fund’s Japanese holdings, leading detractors from performance included Sumitomo Mitsui Financial Group and Nomura Holdings. Financials was one of the worst performing sectors in Japan during the reporting period and this, coupled with the strengthening yen, caused these holdings to detract from performance. Within Europe, French car manufacturer Renault and Norwegian media company Schibsted were negative contributors to performance. Amid continued worldwide weakness in the automobile market, Renault’s shares fell after the company lowered its full-year operating margin target and posted a drop in third-quarter sales. Along with its peers, Renault is facing declining demand in mature markets and European new car sales fell 4.4% in the first nine months of 2008. We sold out of the position as we became increasingly concerned with the deteriorating outlook for the industry and no longer felt that Renault’s new products would be enough to compensate for the challenging economic environment. In recent months, the European Media sector performed poorly due to concerns over the recessionary environment. Schibsted’s shares sold off because of concerns over the slowdown in online advertising revenues, where 60% of the company’s profits are derived. However, Schibsted is benefiting from a structural shift from print to online advertising and, we believe, it is one of the best positioned companies within Europe to take advantage of this trend.

Leading contributors to the Fund’s performance came from various regions. On a stock-specific level, Japanese retailer Seven & I Holdings, owner of the 7-Eleven convenience store chain, outperformed the benchmark after management announced plans to buy back $1.7 billion of stock and reported strong second quarter results. In Europe, Swiss drug makers Roche Holdings and Novartis were the two largest positive contributors to performance. The Fund also benefited from its overweight position in the Healthcare sector. Roche reaffirmed its financial outlook for the full year and also confirmed its commitment to a bid for the rest of U.S. biotech group Genentech, Inc., in which it

PORTFOLIO RESULTS

already owns a majority stake. Genentech also reported impressive sales of a key cancer treatment, which further boosted Roche’s share price. Novartis reported a strong net profit increase in the third quarter and the company raised its full-year drug sales forecast. In addition, despite the Fund’s positions in Europe detracting from performance overall and Financials being one of the weakest performing sectors during the reporting period, stock selection within the European Financials sector was a top contributor to relative performance. In particular, the Fund benefited from not owning some of the stocks that experienced the largest losses and from our underweight position in the sector.

Market Review

The international equity markets experienced an unprecedented series of events over the twelve-month reporting period. The first half of 2008 was characterized by an uncertain macroeconomic environment, surging energy prices and concerns over the outlook for inflation. March’s news that U.S. investment bank and brokerage firm Bear Stearns was on the brink of insolvency caused investors to question other banks’ liquidity positions. Credit troubles worsened significantly in September 2008, sparking a crisis of confidence that quickly turned into a liquidity crisis. During the month, one of the world’s largest investment banks, Lehman Brothers, filed for bankruptcy. In addition, the U.S. government took over mortgage agencies Fannie Mae and Freddie Mac, rescued the world’s largest insurer, AIG, and passed the $700 billion Troubled Asset Relief Program in an attempt to stabilise the financial system. Other governments followed with a number of full or partial nationalisations of financial services companies and Iceland became the first sovereign casualty of the financial crisis as its banking system collapsed. These events drove unprecedented levels of volatility and the VIX Index — which is used to track the volatility in the market — reached its highest level since its inception in 1990. The lack of liquidity in the financial system also sparked a sharp deleveraging of financial assets, which placed further downward pressure on the equity markets. Despite a raft of bank recapitalizations, it became increasingly apparent that the financial crisis had spread to the overall global economy, as weak economic data was released in the Eurozone, Japan and the U.K. Commodity prices fell substantially during the period, with WTI crude falling from an all-time high of $145 per barrel in mid-July to $68 per barrel by the end of October. In a dramatic move aimed at staving off a global recession, the world’s central banks simultaneously cut interest rates across 21 countries in early October. However, investors chose to sell into the resulting strength and the rate cuts could not prevent the equity markets from ending the period significantly lower.

Portfolio Composition

Our intensive research culture and strong commitment to on-the-ground research resources are captured in our portfolios through a disciplined investment process. This results in a focused and differentiated portfolio comprising our most compelling individual stock ideas. We allocate capital based on the risk/reward characteristics of each idea and its interaction with other stocks within the portfolio. This ensures that our portfolios are driven by our bottom-up view on individual stocks and are thus reflective of our best ideas. Driven by our bottom-up stock selection, the Fund currently has overweight positions in the Consumer Staples, Healthcare and Energy sectors, and underweight positions in the Utilities, Consumer Discretionary and Materials sectors.

PORTFOLIO RESULTS

Portfolio Highlights

During the reporting period, the following were examples of Fund holdings that significantly impacted its relative performance:

■	Xstrata — Diversified mining group Xstrata detracted from performance due to its sensitivity to declining commodity prices and management’s hostile bid for British platinum miner Lonmin.

■	SSAB — Shares of steel manufacturer SSAB underperformed the benchmark given escalating concerns over a future economic slowdown in China, which may lead to lower global demand for steel. In addition, China exported large volumes of steel to the global market in the third quarter of 2008, putting further downward pressure on prices.

■	Sberbank — Shares in Sberbank, Russia’s dominant banking franchise, declined with the Russian equity market, as investors sold emerging market equities indiscriminately due to heightened risk aversion. We eliminated the stock during the reporting period as we looked to reduce the Fund’s emerging markets exposure.

■	Chugai Pharmaceutical — Japanese drug manufacturer Chugai Pharmaceutical was a positive contributor to the Fund’s performance after its Swiss partner, Roche, announced plans to increase its stake in the company in order to gain greater access to Asia’s pharmaceutical market. We subsequently eliminated the holding to capture profits after its strong performance.

Since the conclusion of the reporting period ended October 31, 2008, we have continued to experience periods of extreme volatility in the financial markets. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

London, November 19, 2008

FUND BASICS

Strategic International Equity Fund
as of October 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE
November 1, 2007-October 31, 2008	(based on NAV)[1]	Index (unhedged)[2]

Class A	-49.64%	-46.24%
Class B	-50.09	-46.24
Class C	-50.00	-46.24
Institutional	-49.45	-46.24
Service	-49.70	46.24

November 30, 2007-October 31, 2008

Class IR	-47.70	-44.53
Class R	-47.93	-44.53

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Index (unhedged with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/08	One Year	Since Inception	Inception Date

Class A	-36.78	-26.79%	6/25/07
Class B	-36.89	-26.45	6/25/07
Class C	-34.23	-24.03	6/25/07
Institutional	-32.73	-23.08	6/25/07
Service	-33.16	-23.55	6/25/07
Class IR	N/A	-33.74	11/30/07
Class R	N/A	-34.03	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.60%
Class B	2.20	2.35
Class C	2.20	2.35
Institutional	1.05	1.20
Service	1.55	1.70
Class IR	1.20	1.35
Class R	1.70	1.85

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/085

	% of Net
Holding	Assets	Line of Business	Country

Nestle SA (Registered)	3.7%	Food, Beverage & Tobacco	Switzerland
Total SA	3.2	Energy	France
Seven & I Holdings Co. Ltd.	2.9	Food & Staples Retailing	Japan
Roche Holding AG	2.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Novartis AG (Registered)	2.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
E.ON AG	2.5	Utilities	Germany
Vivendi SA	2.5	Media	France
Tesco PLC	2.3	Food & Staples Retailing	United Kingdom
East Japan Railway Co.	2.2	Transportation	Japan
BG Group PLC	2.2	Energy	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 10/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any).

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (unhedged, with dividends reinvested) (“MSCI EAFE Index”), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Strategic International Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Since Inception

Class A (commenced June 25, 2007)
Excluding sales charges	–49.64%	–34.65%
Including sales charges	–52.40%	–37.32%

Class B (commenced June 25, 2007)
Excluding contingent deferred charges	–50.09%	–35.22%
Including contingent deferred charges	–52.58%	–37.14%

Class C (commenced June 25, 2007)
Excluding contingent deferred charges	–50.00%	–35.13%
Including contingent deferred charges	–50.50%	–35.13%

Institutional Class (commenced June 25, 2007)	–49.45%	–34.38%

Service Class (commenced June 25, 2007)	–49.70%	–34.73%

Class IR (commenced November 30, 2007)	n/a	–47.70%	*

Class R (commenced November 30, 2007)	n/a	–47.93%	*

*	Total Returns for periods of less than one year represent cumulative total returns.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 99.1%

China – 11.1%
1,234,000	Belle International Holdings Ltd. (Retailing)	$592,636
659,000	China Coal Energy Co. Class H (Energy)	399,687
2,557,000	China Construction Bank Corp. Class H (Banks)	1,268,475
883,625	China COSCO Holdings Co. Ltd. Class H (Transportation)	476,023
192,000	China Life Insurance Co. Ltd. Class H (Insurance)	513,100
695,000	China Merchants Bank Co. Ltd. Class H (Banks)	1,064,773
1,562,000	China Petroleum & Chemical Corp. Class H (Energy)	1,025,713
649,500	China Shenhua Energy Co. Ltd. Class H (Energy)	1,233,128

		6,573,535

Hong Kong – 23.6%
349,000	China Insurance International Holdings Co. Ltd. (Insurance)	813,636
361,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	347,070
458,000	China Mobile Ltd. (Telecommunication Services)	4,031,919
780,000	China Overseas Land & Investment Ltd. (Real Estate)	880,829
312,910	China Unicom Hong Kong Ltd. (Telecommunication Services)	446,743
830,000	CNOOC Ltd. (Energy)	681,496
296,300	Esprit Holdings Ltd. (Retailing)	1,683,606
153,900	Genting International PLC (Consumer Services)*	37,949
298,500	Henderson Land Development Co. Ltd. (Real Estate)	1,079,493
920,000	Huabao International Holdings Ltd. (Materials)	593,701
132,000	Hutchison Whampoa Ltd. (Capital Goods)	713,311
195,500	Kerry Properties Ltd. (Real Estate)	491,105
925,000	Pacific Basin Shipping Ltd. (Transportation)	495,289
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)	—
1,288,000	Shougang Concord International Enterprises Co. Ltd. (Materials)	106,659
80,000	Sun Hung Kai Properties Ltd. (Real Estate)	700,888
64,000	Swire Pacific Ltd. Class A (Real Estate)	450,735
1,438,000	Xinyi Glass Holdings Co. Ltd. (Automobiles & Components)	413,246

		13,967,675

India – 8.9%
65,802	Axis Bank Ltd. (Banks)	762,196
343,557	GMR Infrastructure Ltd. (Capital Goods)*	360,335
1,148,635	GVK Power & Infrastructure Ltd. (Utilities)*	262,603
39,673	HDFC Bank Ltd. (Banks)	843,194
25,200	Infosys Technologies Ltd. (Software & Services)	732,559
45,944	Jindal Steel & Power Ltd. (Materials)	754,577
54,910	Reliance Industries Ltd. (Energy)	1,556,559

		5,272,023

Indonesia – 4.4%
731,400	PT Astra International Tbk (Automobiles & Components)	608,819
2,376,500	PT Bank Central Asia Tbk (Banks)	575,955
2,353,800	PT Bank Mandiri Persero Tbk (Banks)	337,637
831,800	PT Bank Rakyat Indonesia (Banks)	254,502
1,660,500	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	830,726

		2,607,639

Malaysia – 3.6%
446,000	Bumiputra-Commerce Holdings Berhad (Banks)	777,078
1,908,800	KNM Group Berhad (Energy)	323,668
1,457,500	Resorts World Berhad (Consumer Services)	1,029,098

		2,129,844

Philippines – 0.7%
3,791,400	Robinsons Land Corp. (Real Estate)	434,011

Singapore – 8.6%
59,000	DBS Group Holdings Ltd. (Banks)	450,376
598,000	Hyflux Ltd. (Utilities)	641,663
2,908,000	Macquarie International Infrastructure Fund Ltd. (Diversified Financials)	774,254
845,900	Olam International Ltd. (Food & Staples Retailing)	744,619
170,000	Singapore Exchange Ltd. (Diversified Financials)	608,506
408,000	Singapore Telecommunications Ltd. (Telecommunication Services)	686,630
135,000	United Overseas Bank Ltd. (Banks)	1,220,502

		5,126,550

South Korea – 18.5%
26,390	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Capital Goods)	248,639
19,400	Dongkuk Steel Mill Co. Ltd. (Materials)	315,468

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)

36,673	Hana Financial Group, Inc. (Banks)	$582,411
65,750	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)*	563,296
9,770	Hyundai Mobis (Automobiles & Components)	573,795
118,510	Korea Exchange Bank (Banks)	659,212
130,006	Korean Reinsurance Co. (Insurance)	725,659
29,440	LG Display Co. Ltd. (Technology Hardware & Equipment)	545,823
3,720	Lotte Shopping Co. Ltd. (Retailing)	508,960
2,250	POSCO (Materials)	619,716
3,701	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,560,355
4,600	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	1,208,031
24,740	Samsung Engineering Co. Ltd. (Capital Goods)	989,471
28,340	Shinhan Financial Group Co. Ltd. (Banks)	689,479
10,203	SK Energy Co. Ltd. (Energy)	586,971
3,840	SK Telecom Co. Ltd. (Telecommunication Services)	609,481

		10,986,767

Taiwan – 18.3%
1,303,245	AU Optronics Corp. (Technology Hardware & Equipment)	910,013
3,346,282	Chinatrust Financial Holding Co. Ltd. (Banks)	955,886
1,150,584	CHIPBOND Technology Corp. (Semiconductors & Semiconductor Equipment)	418,101
737,200	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	1,779,376
121,840	HTC Corp. (Technology Hardware & Equipment)	1,444,220
150,935	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	1,351,683
156,735	Richtek Technology Corp. (Semiconductors & Semiconductor Equipment)	739,374
576,000	Taiwan Cement Corp. (Materials)	295,767
2,022,377	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,942,672

		10,837,092

Thailand – 1.4%
349,800	Siam Commercial Bank PCL (Banks)	523,951
547,100	Thai Oil PCL (Energy)	327,790

		851,741

TOTAL INVESTMENTS – 99.1%
(Cost $100,162,710)		$58,786,877

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		548,321

NET ASSETS – 100.0%		$59,335,198

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 98.5%

Australia – 4.4%
332,011	BHP Billiton Ltd. (Materials)	$6,378,345
327,600	Westpac Banking Corp. (Banks)	4,494,854

		10,873,199

Brazil – 1.0%
97,507	Companhia Vale do Rio Doce ADR Preference A Shares (Materials)	1,141,807
206,147	Net Servicos de Comunicacao SA Preference Shares ADR (Media)(a)	1,348,201

		2,490,008

China – 0.7%
243,000	China Life Insurance Co. Ltd. Class H (Insurance)	649,392
530,500	China Shenhua Energy Co. Ltd. Class H (Energy)	1,007,197

		1,656,589

Cyprus – 1.0%
694,522	ProSafe SE (Energy)	2,581,765

Denmark – 2.4%
110,001	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	5,896,403

France – 11.8%
41,480	Air Liquide (Materials)	3,579,520
101,583	AXA SA (Insurance)	1,940,646
51,160	BNP Paribas (Banks)	3,693,819
50,830	Societe Generale (Banks)	2,770,489
186,797	Total SA (Energy)	10,276,344
261,845	Vivendi SA (Media)	6,844,394

		29,105,212

Germany – 4.4%
20,989	Allianz SE (Registered) (Insurance)	1,540,382
203,214	E.ON AG (Utilities)	7,615,410
27,365	Siemens AG (Registered) (Capital Goods)	1,609,215

		10,765,007

Greece – 0.7%
162,070	EFG Eurobank Ergasias (Banks)	1,761,646

Hong Kong – 2.0%
83,000	China Mobile Ltd. (Telecommunication Services)	730,675
470,000	Sun Hung Kai Properties Ltd. (Real Estate)	4,117,719

		4,848,394

India – 0.4%
32,118	Infosys Technologies Ltd. ADR (Software & Services)(b)	941,700

Italy – 5.1%
315,118	Azimut Holding SpA (Diversified Financials)	1,808,705
443,698	Banca Popolare Di Milano Scarl (Banks)	2,596,754
388,687	Mediobanca SpA (Diversified Financials)	4,437,552
760,232	Snam Rete Gas SpA (Utilities)	3,848,406

		12,691,417

Japan – 21.8%
709,000	Asahi Glass Co. Ltd. (Capital Goods)	4,455,196
519,000	Fujitsu Ltd. (Technology Hardware & Equipment)	2,040,606
193,000	Kao Corp. (Household & Personal Products)	5,643,630
337,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	3,546,811
1,312	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	5,353,908
409,400	Nomura Holdings, Inc. (Diversified Financials)	3,878,793
172,000	Olympus Corp. (Health Care Equipment & Services)	3,314,752
330,300	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	9,274,153
232,900	Sony Corp. (Consumer Durables & Apparel)	5,519,812
732,800	Sumitomo Electric Industries Ltd. (Capital Goods)	5,933,149
1,191	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,774,558

		53,735,368

Luxembourg – 1.2%
44,117	ArcelorMittal (Materials)	1,147,457
47,075	Millicom International Cellular SA SDR (Telecommunication Services)(a)	1,740,983

		2,888,440

Netherlands – 1.3%
235,010	Koninklijke KPN NV (Telecommunication Services)	3,309,691

Norway – 2.0%
176,502	Schibsted ASA (Media)	2,099,482
142,760	StatoilHydro ASA (Energy)	2,871,420

		4,970,902

Singapore – 2.1%
669,000	DBS Group Holdings Ltd. (Banks)	5,106,808

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)

South Korea – 0.4%
3,450	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	$906,024

Sweden – 0.8%
255,600	Atlas Copco AB Class B (Capital Goods)	1,913,509

Switzerland – 15.3%
84,181	Credit Suisse Group AG (Registered) (Diversified Financials)	3,147,853
71,470	Kuehne & Nagel International AG (Registered) (Transportation)	4,327,199
259,488	Nestle SA (Registered) (Food, Beverage & Tobacco)	10,090,708
170,496	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	8,654,038
54,203	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	8,289,094
120,714	UBS AG (Registered) (Diversified Financials)	2,048,188
68,058	Xstrata PLC (Materials)	1,164,086

		37,721,166

United Kingdom – 19.7%
73,637	Anglo American PLC (Materials)	1,847,647
103,800	Autonomy Corp. PLC (Software & Services)*	1,645,819
461,520	BG Group PLC (Energy)	6,786,173
442,092	Capita Group PLC (Commercial Services & Supplies)	4,568,133
367,236	HSBC Holdings PLC (Banks)	4,349,626
251,348	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	6,736,515
299,846	Schroders PLC (Diversified Financials)	3,843,927
172,867	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,265,185
509,810	Standard Life PLC (Insurance)	1,973,493
1,251,483	Tesco PLC (Food & Staples Retailing)	6,857,020
93,369	Unilever PLC (Food, Beverage & Tobacco)	2,097,614
2,967,326	Vodafone Group PLC (Telecommunication Services)	5,708,296

		48,679,448

TOTAL COMMON STOCKS
(Cost $359,126,615)		$242,842,696

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Short-Term Obligation – 0.2%

	JPMorgan Chase Euro – Time Deposit
$	$602,923	0.120%	11/03/08	$602,923
	(Cost $602,923)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $359,729,538)			$243,445,619

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 0.8%

Boston Global Investment Trust – Enhanced Portfolio
1,892,915	1.724%	$1,864,521
(Cost $1,863,274)

TOTAL INVESTMENTS – 99.5%
(Cost $361,592,812)		$245,310,140

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		1,221,812

NET ASSETS – 100.0%		$246,531,952

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated for initial margin requirements on expected futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
SDR	—	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 99.6%

Australia – 0.5%
148,896	Kagara Ltd. (Materials)(a)	$51,885
313,500	Mount Gibson Iron Ltd. (Materials)*	84,376
790,444	PanAust Ltd. (Materials)*	114,361

		250,622

Belgium – 2.7%
2,893	Colruyt SA (Food & Staples Retailing)	650,219
12,676	EVS Broadcast Equipment SA (Technology Hardware & Equipment)	818,541

		1,468,760

Bermuda – 1.6%
156,608	Catlin Group Ltd. (Insurance)	875,150

Canada – 6.3%
20,500	AGF Management Ltd. Class B (Diversified Financials)	225,699
39,700	Birchcliff Energy Ltd. (Energy)*	195,651
50,100	CAE, Inc. (Capital Goods)	293,874
17,800	Canadian Western Bank (Banks)	272,324
25,800	Fortis, Inc. (Utilities)	562,964
14,300	Industrial Alliance Insurance and Financial Services, Inc. (Insurance)	296,607
10,900	Inmet Mining Corp. (Materials)	244,624
12,000	Petrobank Energy & Resources Ltd. (Energy)*	228,988
907,200	Primeline Energy Holdings, Inc. (Energy)*	139,245
53,100	Sherritt International Corp. (Materials)	163,005
53,500	Silver Wheaton Corp. (Materials)*	186,427
29,600	Trican Well Service Ltd. (Energy)	277,508
67,700	Yamana Gold, Inc. (Materials)	322,969

		3,409,885

Cyprus – 0.3%
41,943	ProSafe SE (Energy)	155,916

Finland – 0.3%
14,575	Nokian Renkaat Oyj (Automobiles & Components)	190,557

France – 6.8%
20,826	Bureau Veritas SA (Commercial & Professional Services)	742,544
32,682	Groupe Steria SCA (Software & Services)	427,957
35,200	Ingenico SA (Technology Hardware & Equipment)(a)	549,751
24,299	Saft Groupe SA (Capital Goods)	709,903
11,240	Societe Generale (Banks)	612,636
11,130	UbiSoft Entertainment SA (Software & Services)*	588,323

		3,631,114

Germany – 8.7%
13,884	Bauer AG (Capital Goods)	488,195
28,286	CTS Eventim AG (Media)	702,456

29,755	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,025,547
4,898	K+S AG (Materials)	189,729
4,036	Linde AG (Materials)	333,947
34,750	MTU Aero Engines Holding AG (Capital Goods)	670,289
5,161	Rational AG (Consumer Durables & Apparel)	528,190
16,493	Wincor Nixdorf AG (Technology Hardware & Equipment)	714,287

		4,652,640

Greece – 2.3%
72,320	Hellenic Exchanges SA (Diversified Financials)	631,954
59,040	Jumbo SA (Consumer Durables & Apparel)	599,306

		1,231,260

Ireland – 2.0%
31,392	Kerry Group PLC Class A (Food, Beverage & Tobacco)	699,528
23,348	Paddy Power PLC (Consumer Services)	398,077

		1,097,605

Italy – 8.7%
68,366	ACEA SpA (Utilities)	891,442
142,211	Azimut Holding SpA (Diversified Financials)	816,258
134,128	Banca Popolare Di Milano Scarl (Banks)	784,988
133,316	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	930,547
96,693	Geox SpA (Consumer Durables & Apparel)	713,910
112,117	Snam Rete Gas SpA (Utilities)	567,553

		4,704,698

Japan – 26.7%
26,500	AOKI Holdings, Inc. (Retailing)(a)	268,684
28,100	As One Corp. (Health Care Equipment & Services)	559,139
28,600	Circle K Sunkus Co. Ltd. (Food & Staples Retailing)	486,242
90,000	Dowa Holdings Co. Ltd. (Materials)	271,259
23,500	Hamamatsu Photonics K.K. (Technology Hardware & Equipment)	521,583
17,600	Hitachi Transport System Ltd. (Transportation)	235,363
2,600	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	143,607
24,400	Hudson Soft Co. Ltd. (Software & Services)*	284,813
41,800	Iwai Securities Co. Ltd. (Diversified Financials)	371,253

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

351	Jupiter Telecommunications Co. Ltd. (Media)	$237,014
108	Kakaku.com, Inc. (Software & Services)	317,695
99,000	Kinden Corp. (Capital Goods)	826,623
20,400	Konami Corp. (Software & Services)	369,053
9,400	Lawson, Inc. (Food & Staples Retailing)	459,438
13,400	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	122,519
23,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	242,067
46,000	Mitsui Mining Co. Ltd. (Materials)	87,791
41,000	Nachi-Fujikoshi Corp. (Capital Goods)	83,183
54,500	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	560,445
23,000	Nipro Corp. (Health Care Equipment & Services)	352,610
299	NTT Urban Development Corp. (Real Estate)	306,747
73,000	ROHTO Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	827,642
82,000	Sankyu, Inc. (Transportation)	258,438
27,000	Shimadzu Corp. (Technology Hardware & Equipment)	184,752
51,000	Shimizu Corp. (Capital Goods)	250,254
58,400	Sohgo Security Services Co. Ltd. (Commercial & Professional Services)	546,102
150,000	The Awa Bank Ltd. (Banks)	932,696
61,000	The Gunma Bank Ltd. (Banks)	311,475
56,000	The Hachijuni Bank Ltd. (Banks)	274,785
61,000	The Higo Bank Ltd. (Banks)	337,638
37,400	Toho Pharmaceutical Co. Ltd. (Health Care Equipment & Services)	400,972
23,300	Tokai Rubber Industries, Inc. (Automobiles & Components)	192,465
25,100	Tokyu Community Corp. (Commercial & Professional Services)	357,884
45,000	Tokyu Land Corp. (Real Estate)	127,352
23,500	Topcon Corp. (Technology Hardware & Equipment)	132,270
17,600	Toppan Forms Co. Ltd. (Commercial & Professional Services)	163,483
16,000	Toyo Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	412,538
36,300	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	928,997
5,530	Yamada Denki Co. Ltd. (Retailing)	300,998
127	Zappallas, Inc. (Software & Services)	303,251

		14,351,120

Luxembourg – 1.3%
18,425	Millicom International Cellular SA SDR (Telecommunication Services)	681,415

Mexico – 0.9%
347,452	Corp. GEO SAB de CV Series B (Consumer Durables & Apparel)*	481,991

Netherlands – 4.5%
43,931	Aalberts Industries NV (Capital Goods)	401,340
14,545	Exact Holding NV (Software & Services)	339,226
8,702	Fugro NV CVA (Energy)	310,960
53,525	Imtech NV (Capital Goods)	817,722
16,919	Koninklijke Vopak NV (Transportation)	548,573

		2,417,821

Norway – 0.7%
30,010	Schibsted ASA (Media)	356,967

Singapore – 0.9%
989,000	Suntec Real Estate Investment Trust (REIT) (Real Estate)	473,417

South Korea – 2.0%
8,350	Daehan Steel Co. Ltd. (Materials)	366,111
10,130	Daelim Industrial Co. (Capital Goods)	292,461
73,650	Korean Reinsurance Co. (Insurance)	411,095

		1,069,667

Spain – 1.5%
46,456	Viscofan SA (Food, Beverage & Tobacco)	799,045

Switzerland – 5.1%
1,245	Barry Callebaut AG (Registered) (Food, Beverage & Tobacco)*	622,169
3,774	Bucher Industries AG (Registered) (Capital Goods)	407,769
29,714	EFG International AG (Registered) (Diversified Financials)	639,672
509	Lindt & Spruengli AG (Food, Beverage & Tobacco)	1,095,022

		2,764,632

United Kingdom – 15.8%
68,992	Arriva PLC (Transportation)	667,459
46,002	Autonomy Corp. PLC (Software & Services)*	729,393
92,411	Close Brothers Group PLC (Diversified Financials)	804,101
75,107	Croda International (Materials)	620,119
51,450	Derwent London PLC (REIT) (Real Estate)	602,610
97,846	Dignity PLC (Consumer Services)	938,679
112,430	Domino’s Pizza UK & IRL PLC (Consumer Services)	302,238

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

26,737	Gem Diamonds Ltd. (Materials)*	$130,901
70,655	Greene King PLC (Consumer Services)	364,873
111,508	Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	581,453
15,746	Homeserve PLC (Commercial & Professional Services)	323,309
245,941	Mitie Group PLC (Commercial & Professional Services)	747,324
39,052	Schroders PLC (Diversified Financials)	500,634
37,351	Tullow Oil PLC (Energy)	317,206
168,544	Unite Group PLC (Real Estate)	409,033
27,268	Venture Production PLC (Energy)	177,956
36,010	Wellstream Holdings PLC (Energy)	251,409

		8,468,697

TOTAL COMMON STOCKS
(Cost $90,657,245)		$53,532,979

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2008

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 1.1%

Boston Global Investment Trust – Enhanced Portfolio
617,811	1.724%	$608,544
(Cost $607,303)

TOTAL INVESTMENTS – 100.7%
(Cost $91,264,548)		$54,141,523

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(391,980)

NET ASSETS – 100.0%		$53,749,543

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

Investment Abbreviations:
CVA	—	Dutch Certification
IRL	—	Ireland
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt
UK	—	United Kingdom

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 94.9%

Australia – 3.6%
271,274	Alumina Ltd. (Materials)	$386,061
62,282	BHP Billiton Ltd. (Materials)	1,196,515
57,200	Westpac Banking Corp. (Banks)	784,816

		2,367,392

Bermuda – 0.2%
41,346	Hiscox Ltd. (Insurance)	163,834

Brazil – 1.2%
22,684	Companhia Vale do Rio Doce ADR Preference A Shares (Materials)	265,629
76,889	Net Servicos de Comunicacao SA Preference Shares (Media)	488,697

		754,326

China – 0.7%
63,000	China Life Insurance Co. Ltd. Class H (Insurance)	168,361
141,500	China Shenhua Energy Co. Ltd. Class H (Energy)	268,649

		437,010

Cyprus – 0.7%
116,018	ProSafe SE (Energy)	431,277

Denmark – 1.6%
19,326	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,035,935

Finland – 1.3%
54,334	Nokia Oyj (Technology Hardware & Equipment)	832,299

France – 11.0%
7,936	Air Liquide (Materials)	684,838
27,332	AXA SA (Insurance)	522,151
12,910	BNP Paribas (Banks)	932,119
3,084	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	117,223
96,718	Natixis (Banks)	214,187
12,220	Societe Generale (Banks)	666,051
27,176	Societe Television Francaise 1 (Media)	348,433
37,812	Total SA (Energy)	2,080,168
61,060	Vivendi SA (Media)	1,596,054

		7,161,224

Germany – 4.2%
5,164	Allianz SE (Registered) (Insurance)	378,986
43,034	E.ON AG (Utilities)	1,612,692
4,029	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	355,909
6,779	Siemens AG (Registered) (Capital Goods)	398,643

		2,746,230

Greece – 0.5%
31,202	EFG Eurobank Ergasias (Banks)	339,155

Hong Kong – 3.3%
21,500	China Mobile Ltd. (Telecommunication Services)	189,271
120,800	Esprit Holdings Ltd. (Retailing)	686,397
60,000	Sun Hung Kai Properties Ltd. (Real Estate)	525,666
105,000	Swire Pacific Ltd. Class A (Real Estate)	739,488

		2,140,822

India – 0.4%
8,917	Infosys Technologies Ltd. ADR (Software & Services)	261,447

Italy – 4.7%
56,115	Azimut Holding SpA (Diversified Financials)	322,087
121,100	Banca Popolare Di Milano Scarl (Banks)	708,741
52,745	Geox SpA (Consumer Durables & Apparel)	389,430
81,180	Mediobanca SpA (Diversified Financials)	926,814
135,159	Snam Rete Gas SpA (Utilities)	684,195

		3,031,267

Japan – 22.1%
111,000	Asahi Glass Co. Ltd. (Capital Goods)	697,499
197	East Japan Railway Co. (Transportation)	1,401,853
99,000	Fujitsu Ltd. (Technology Hardware & Equipment)	389,248
64,000	Hitachi Metals Ltd. (Materials)	481,223
38,000	Kao Corp. (Household & Personal Products)	1,111,181
33,200	Komatsu Ltd. (Capital Goods)	364,990
47,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	494,659
58,000	Mitsui & Co. Ltd. (Capital Goods)	561,991
316	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	1,289,508
112,400	Nomura Holdings, Inc. (Diversified Financials)	1,064,915
39,000	Olympus Corp. (Health Care Equipment & Services)	751,601
68,000	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,909,302
45,200	Sony Corp. (Consumer Durables & Apparel)	1,071,256
100,300	Sumitomo Electric Industries Ltd. (Capital Goods)	812,084

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

268	Sumitomo Mitsui Financial Group, Inc. (Banks)	$1,074,376
251,000	Toshiba Corp. (Technology Hardware & Equipment)	907,219

		14,382,905

Luxembourg – 0.9%
10,646	ArcelorMittal (Materials)	276,896
8,375	Millicom International Cellular SA SDR (Telecommunication Services)	309,734

		586,630

Netherlands – 1.3%
57,892	Koninklijke KPN NV (Telecommunication Services)	815,304

Norway – 1.9%
33,656	Schibsted ASA (Media)	400,336
42,614	StatoilHydro ASA (Energy)	857,122

		1,257,458

Singapore – 1.1%
91,000	DBS Group Holdings Ltd. (Banks)	694,648

South Korea – 0.3%
780	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	204,840

Sweden – 0.7%
51,600	Atlas Copco AB Class B (Capital Goods)	386,295
9,294	SSAB Svenskt Stal AB Series A (Materials)	93,972

		480,267

Switzerland – 15.0%
19,179	Credit Suisse Group AG (Registered) (Diversified Financials)	717,177
13,071	Kuehne & Nagel International AG (Registered) (Transportation)	791,392
148	Lindt & Spruengli AG (Food, Beverage & Tobacco)	318,396
62,045	Nestle SA (Registered) (Food, Beverage & Tobacco)	2,412,743
36,975	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,876,778
12,276	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,877,330
577	Straumann Holding AG (Registered) (Health Care Equipment & Services)	97,919
7,326	Swiss Re (Registered) (Insurance)	305,521
4,411	Synthes, Inc. (Health Care Equipment & Services)	569,206
29,073	UBS AG (Registered) (Diversified Financials)	493,290
16,010	Xstrata PLC (Materials)	273,840

		9,733,592

United Kingdom – 18.2%
154,967	Aegis Group PLC (Media)	163,318
50,841	Amlin PLC (Insurance)	260,336
17,328	Anglo American PLC (Materials)	434,782
25,715	Autonomy Corp. PLC (Software & Services)*	407,729
95,052	BG Group PLC (Energy)	1,397,641
14,236	BHP Billiton PLC (Materials)	241,735
48,700	BP PLC (Energy)	396,977
89,885	Capita Group PLC (Commercial Services & Supplies)	928,781
28,280	Close Brothers Group PLC (Diversified Financials)	246,075
92,428	HSBC Holdings PLC (Banks)	1,094,738
45,901	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	1,230,218
57,384	Schroders PLC (Diversified Financials)	735,644
28,219	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	369,771
115,930	Standard Life PLC (Insurance)	448,769
273,474	Tesco PLC (Food & Staples Retailing)	1,498,396
23,131	Unilever PLC (Food, Beverage & Tobacco)	519,658
46,765	Venture Production PLC (Energy)	305,197
607,826	Vodafone Group PLC (Telecommunication Services)	1,169,285

		11,849,050

TOTAL COMMON STOCKS
(Cost $92,712,215)		$61,706,912

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Short-Term Obligation – 3.4%

	JPMorgan Chase Euro – Time Deposit
$	$2,201,423	0.120%	11/03/08	$2,201,423
	(Cost $2,201,423)

	TOTAL INVESTMENTS – 98.3%
	(Cost $94,913,638)			$63,908,335

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			1,075,535

	NET ASSETS – 100.0%			$64,983,870

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—	American Depositary Receipt
SDR	—	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

Dow Jones EURO STOXX 50 Index	42	December 2008	$1,387,526	$99,717
FTSE 100 Index	9	December 2008	634,189	75,750

TOTAL				$175,467

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities
October 31, 2008

		Concentrated		Strategic
	Asia	International	International	International
	Equity Fund	Equity Fund	Small Cap Fund	Equity Fund

Assets:

Investment in securities, at value (identified cost $100,162,710, $359,729,538, $90,657,245 and $94,913,638, respectively)(a)	$58,786,877	$243,445,619	$53,532,979	$63,908,335
Securities lending collateral, at value (identified cost $0, $1,863,274, $607,303 and $0, respectively)	—	1,864,521	608,544	—
Foreign currency, at value (identified cost $753,247, $259,858, $85,362 and $132,940, respectively)	751,554	248,252	84,944	128,397
Receivables:
Investment securities sold, at value	389,849	2,220,778	1,465,643	1,341,086
Class action settlement proceeds	210,284	2,196,436	80,790	3,015
Reimbursement from investment adviser	51,205	33,655	—	65,237
Fund shares sold	33,171	41,335	17,886	93,311
Foreign tax reclaims, at value	26,214	103,153	53,593	93,307
Dividends and interest, at value	21,489	731,580	183,360	213,541
Due from broker — variation margin, at value(b)	—	14,244	—	502,726
Securities lending income	—	5,255	1,951	179
Other assets	379	318	300	—

Total assets	60,271,022	250,905,146	56,029,990	66,349,134

Liabilities:

Due to custodian	50,451	1,335	146,624	43,253
Payables:
Payable upon return of securities loaned	—	1,847,024	673,500	—
Fund shares redeemed	478,577	1,312,008	1,261,739	201,384
Investment securities purchased, at value	163,932	696,274	—	901,249
Amounts owed to affiliates	77,925	328,388	80,453	89,125
Foreign capital gains taxes	4,199	—	—	—
Accrued expenses	160,740	188,165	118,131	130,253

Total liabilities	935,824	4,373,194	2,280,447	1,365,264

Net Assets:

Paid-in capital	110,469,491	810,182,731	193,005,786	134,086,549
Accumulated undistributed net investment income	1,256,941	13,002,574	3,284,701	2,327,997
Accumulated net realized loss from investment, futures and foreign currency related transactions	(11,013,483)	(460,479,514)	(105,406,694)	(40,608,438)
Net unrealized loss on investments, futures and translation of assets and liabilities
denominated in foreign currencies	(41,377,751)	(116,173,839)	(37,134,250)	(30,822,238)

NET ASSETS	$59,335,198	$246,531,952	$53,749,543	$64,983,870

Net Assets:
Class A	$37,074,528	$187,434,516	$21,650,170	$38,194,103
Class B	1,217,563	3,686,110	985,850	10,697,362
Class C	2,245,471	14,056,748	2,239,288	10,577,314
Institutional	18,797,636	40,837,008	28,580,619	5,499,031
Service	—	517,570	293,616	5,622
Class IR	—	—	—	5,231
Class R	—	—	—	5,207

Total Net Assets	$59,335,198	$246,531,952	$53,749,543	$64,983,870

Shares outstanding, $0.001 par value (unlimited number of shares authorized):
Class A	3,665,712	14,225,560	2,284,347	4,237,831
Class B	127,150	289,828	108,147	1,324,698
Class C	236,146	1,133,717	247,291	1,294,776
Institutional	1,756,492	3,024,065	2,909,647	583,590
Service	—	38,988	31,161	602
Class IR	—	—	—	579
Class R	—	—	—	579

Net asset value, offering and redemption price per share:(c)
Class A	$10.11	$13.18	$9.48	$9.01
Class B	9.58	12.72	9.12	8.08
Class C	9.51	12.40	9.06	8.17
Institutional	10.70	13.50	9.82	9.42
Service	—	13.28	9.42	9.34
Class IR	—	—	—	9.03
Class R	—	—	—	8.99

(a)	Includes loaned securities having a market value of $0, $1,713,205, $661,538 and $0 for the Asia Equity, Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.
(b)	Includes restricted cash of $14,244 and $328,625 for the Concentrated International Equity and Strategic International Equity Funds relating to initial margin requirements and collateral on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of Asia Equity, Concentrated International Equity, International Small Cap and Strategic International Equity Funds is $10.70, $13.95, $10.03 and $9.53, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations

	Asia Equity Fund
	For the Period		For the
	September 1, 2008 to		Year Ended
	October 31, 2008(a)		August 31, 2008

Investment income:

Dividends	$366,265	(b)	$4,309,317	(c)
Interest	6,392	(d)	112,698	(e)

Total investment income	372,657		4,422,015

Expenses:

Management fees	144,168		2,013,771
Distribution and Service fees(f)	30,404		396,167
Transfer Agent fees(f)	20,365		270,906
Custody and accounting fees	56,596		429,649
Professional fees	39,465		81,248
Printing fees	26,260		46,916
Registration fees	6,186		51,990
Trustee fees	2,535		14,180
Service Share fees — Service Plan	—		—
Service Share fees — Shareholder Administration Plan	—		—
Other	10,261		28,185

Total expenses	336,240		3,333,012

Less — expense reductions	(117,890)		(325,987)

Net expenses	218,350		3,007,025

NET INVESTMENT INCOME	154,307		1,414,990

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(10,376,070)		11,239,990
Futures transactions	—		—
Foreign currency related transactions	(98,409)		(143,144)
Net change in unrealized gain (loss) on:
Investments	(35,209,955	)(g)	(49,825,660	)(h)
Futures	—		—
Translation of assets and liabilities denominated in foreign currencies	7,205		(14,277)

Net realized and unrealized loss from investment, futures and foreign currency related transactions:	(45,677,229)		(38,743,091)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(45,522,922)		$(37,328,101)

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Foreign taxes withheld on dividends were $36,954, $58,859, $15,745 and $339,997 for the Asia Equity, Concentrated International Equity, International Small Cap and Strategic International Equity Funds.
(c)	Foreign taxes withheld on dividends were $408,270, $1,273,336 and $268,582 for the Asia Equity, Concentrated International Equity and International Small Cap Funds, respectively.
(d)	Includes securities lending income of $0, $20,946, $8,933 and $162,695 for the Asia Equity, Concentrated International Equity, International Small Cap and Strategic International Equity Funds.
(e)	Includes securities lending income of $0, $773,463 and $202,359 for the Asia Equity, Concentrated International Equity and International Small Cap Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

							Strategic
Concentrated			International				International
International Equity Fund			Small Cap Fund				Equity Fund
For the Period		For the	For the Period		For the		For the
September 1, 2008 to		Year Ended	September 1, 2008 to		Year Ended		Year Ended
October 31, 2008(a)		August 31, 2008	October 31, 2008(a)		August 31, 2008		October 31, 2008

$829,438	(b)	$17,478,728 (c)	$321,850	(b)	$3,505,053	(c)	$4,348,023	(b)
46,453	(d)	1,179,973 (e)	13,520	(d)	448,684	(e)	254,214	(d)

875,891		18,658,701	335,370		3,953,737		4,602,237

554,491		5,343,990	141,345		1,685,499		1,213,363
135,617		1,289,799	19,739		262,647		631,236
86,936		825,580	13,695		176,508		234,459
30,715		269,741	22,942		106,821		94,050
39,542		81,935	40,536		88,239		157,455
42,640		67,120	27,661		41,454		238,785
4,489		68,435	5,446		50,811		105,353
2,535		14,180	2,535		14,180		14,180
257		2,270	151		2,284		23
257		2,270	151		2,284		23
26,836		69,713	7,258		53,505		4,623

924,315		8,035,033	281,459		2,484,232		2,693,550

(89,519)		(27,447)	(97,777)		(199,764)		(465,820)

834,796		8,007,586	183,682		2,284,468		2,227,730

41,095		10,651,115	151,688		1,669,269		2,374,507

(71,640,260	)(j)	21,072,813	(17,749,528	)(j)	2,100,244		(40,432,572	)(j)
(1,220,550)		(1,593,942)	—		(591,454)		(162,406)
(221,928)		232,230	(65,380)		(202,721)		(274,655)

(57,415,156	)(k)	(131,302,795)	(19,156,474	)(k)	(44,872,147	)(h)	(43,427,318)
—		736,330	—		—		175,467
127,252		(23,160)	(8,105)		(4,467)		7,491

(130,370,642)		(110,878,524)	(36,979,487)		(43,570,545)		(84,113,993)

$(130,329,547)		$(100,227,409)	$(36,827,799)		$(41,901,276)		$(81,739,486)

(f)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R(i)	Class A	Class B	Class C	Institutional	Service	Class IR(i)	Class R(i)
Asia Equity
For the Period Ended October 31, 2008(a)	$22,307	$2,933	$5,164	$—	$16,953	$557	$981	$1,874	$—	$—	$—
For the Year Ended August 31, 2008	290,951	36,251	68,965	—	221,124	6,888	13,104	29,790	—	—	—
Concentrated International Equity
For the Period Ended October 31, 2008(a)	98,694	8,053	28,870	—	75,009	1,530	5,485	4,871	41	—	—
For the Year Ended August 31, 2008	929,656	97,134	263,009	—	706,543	18,456	49,972	50,246	363	—	—
International Small Cap
For the Period Ended October 31, 2008(a)	12,432	2,311	4,996	—	9,449	439	949	2,834	24	—	—
For the Year Ended August 31, 2008	168,487	33,449	60,711	—	128,051	6,355	11,535	30,201	366	—	—
Strategic International Equity
For the Year Ended October 31, 2008	183,678	219,063	228,457	38	139,596	41,622	43,407	9,800	4	15	15

(g)	Includes the effects of a decrease on the foreign capital gains tax liability of $(6,765) for the Asia Equity Fund.
(h)	Includes the effects of a decrease on the foreign capital gains tax liability of $(312,836) and $(21,658) for the Asia Equity and International Small Cap Funds, respectively.
(i)	Commenced operations on November 30, 2007.
(j)	Includes realized gain (loss) from securities lending collateral of $16,250, $(66,197) and $(22,603) for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.
(k)	Includes a change in unrealized gain on securities lending collateral of $1,247 and $1,241 for the Concentrated International Equity and International Small Cap Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the Period	For the		For the
	September 1, 2008 to	Year Ended		Year Ended
	October 31, 2008(a)	August 31, 2008		August 31, 2007

From operations:

Net investment income	$154,307	$1,414,990		$936,126
Net realized gain (loss) from investment, futures and foreign currency related transactions	(10,474,479)	11,096,846		19,805,278
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(35,202,750)	(49,839,937)		42,041,249

Net increase (decrease) in net assets resulting from operations	(45,522,922)	(37,328,101)		62,782,653

Distributions to shareholders:

From net investment income
Class A Shares	—	(825,951)		(443,914)
Class B Shares	—	(12,363)		—
Class C Shares	—	(35,939)		—
Institutional Shares	—	(724,490)		(367,492)
Service Shares	—	—		—

From net realized gains
Class A Shares	—	(5,012,629)		—
Class B Shares	—	(160,722)		—
Class C Shares	—	(325,685)		—
Institutional Shares	—	(3,188,303)		—

Total distributions to shareholders	—	(10,286,082)		(811,406)

From capital transactions:

Proceeds from sales of shares	424,251	50,377,014		54,282,164
Reinvestments of distributions	—	9,588,549		745,600
Cost of shares redeemed	(17,847,484)	(101,673,120	)(b)	(49,482,620	)(c)

Net increase (decrease) in net assets resulting from share transactions	(17,423,233)	(41,707,557)		5,545,144

Proceeds from class action settlements	—	275,931		—

Net increase (decrease) in net assets resulting from capital transactions	(17,423,233)	(41,431,626)		5,545,144

TOTAL INCREASE (DECREASE)	(62,946,155)	(89,045,809)		67,516,391

Net assets:

Beginning of period	122,281,353	211,327,162		143,810,771

End of period	$59,335,198	$122,281,353		$211,327,162

Accumulated undistributed net investment income	$1,256,941	$516,251		$1,307,727

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Net of $12,108, $2,168 and $1,546 redemption fees remitted to the Asia Equity, Concentrated International Equity and International Small Cap Funds, respectively.
(c)	Net of $1,162, $7,314 and $4,393 redemption fees remitted to the Asia Equity, Concentrated International Equity and International Small Cap Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Concentrated International Equity Fund					International Small Cap Fund
For the Period	For the		For the		For the Period	For the		For the
September 1, 2008 to	Year Ended		Year Ended		September 1, 2008 to	Year Ended		Year Ended
October 31, 2008(a)	August 31, 2008		August 31, 2007		October 31, 2008(a)	August 31, 2008		August 31, 2007

$41,095	$10,651,115		$6,205,423		$151,688	$1,669,269		$294,915

(73,082,738)	19,711,101		93,229,100		(17,814,908)	1,306,069		38,257,442

(57,287,904)	(130,589,625)		(17,967,182)		(19,164,579)	(44,876,614)		(986,883)

(130,329,547)	(100,227,409)		81,467,341		(36,827,799)	(41,901,276)		37,565,474

—	(4,532,961)		(2,824,408)		—	(2,052,458)		(1,028,551)
—	(12,304)		—		—	(71,432)		—
—	(137,971)		(32,578)		—	(123,143)		(25,170)
—	(1,908,650)		(1,297,678)		—	(2,920,356)		(1,295,894)
—	(7,167)		(9,947)		—	(30,976)		(8,829)

—	—		—		—	—		—
—	—		—		—	—		—
—	—		—		—	—		—
—	—		—		—	—		—

—	(6,599,053)		(4,164,611)		—	(5,198,365)		(2,358,444)

4,497,301	101,479,296		99,518,014		3,567,912	57,656,766		47,293,344
—	5,555,976		3,479,283		—	4,423,153		1,809,769
(61,054,270)	(137,359,009	)(b)	(140,169,358	)(c)	(14,533,119)	(132,484,320	)(b)	(70,389,399	)(c)

(56,556,969)	(30,323,737)		(37,172,061)		(10,965,207)	(70,404,401)		(21,286,286)

4,517	2,195,351		—		—	80,790		—

(56,552,452)	(28,128,386)		(37,172,061)		(10,965,207)	(70,323,611)		(21,286,286)

(186,881,999)	(134,954,848)		40,130,669		(47,793,006)	(117,423,252)		13,920,744

433,413,951	568,368,799		528,238,130		101,542,549	218,965,801		205,045,057

$246,531,952	$433,413,951		$568,368,799		$53,749,543	$101,542,549		$218,965,801

$13,002,574	$12,982,721		$6,599,132		$3,284,701	$1,224,411		$1,356,100

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	Strategic International Equity Fund
	For the		For the
	Year Ended		Year Ended
	October 31, 2008		October 31, 2007

From operations:

Net investment income (loss)	$2,374,507		$(497,129)
Net realized gain (loss) from investment, futures and foreign currency related transactions	(40,869,633)		75,761,606
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(43,244,360)		1,738,656

Net increase (decrease) in net assets resulting from operations	(81,739,486)		77,003,133

Distributions to shareholders:

From net realized gains
Class A Shares	(34,487,419)		—
Class B Shares	(11,387,460)		—
Class C Shares	(12,618,780)		—
Institutional Shares	(9,680,388)		—
Service Shares	(3,819)		—
Class IR(a)	(3,628)		—
Class R(a)	(3,628)		—

Total distributions to shareholders	(68,185,122)		—

From capital transactions:

Proceeds from sales of shares	47,598,522		63,567,328
Reinvestments of distributions	61,745,668		—
Cost of shares redeemed	(90,657,323	)(b)	(132,574,723	)(c)

Net increase (decrease) in net assets resulting from share transactions	18,686,867		(69,007,395)

Proceeds from class action settlements	206,450		—

Net increase (decrease) in net assets resulting from capital transactions	18,893,317		(69,007,395)

TOTAL INCREASE (DECREASE)	(131,031,291)		7,995,738

Net assets:

Beginning of year	196,015,161		188,019,423

End of year	$64,983,870		$196,015,161

Accumulated undistributed net investment income	$2,327,997		$21,695

(a)	Commenced operations on November 30, 2007.
(b)	Net of $9,291 redemption fees remitted to the Strategic International Equity Fund.
(c)	Net of $1,159 redemption fees remitted to the Strategic International Equity Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements
October 31, 2008

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are the Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and each Fund’s diversification status under the Act:

	Share Classes	Diversified/
Fund	Offered	Non-diversified

Asia Equity	A, B, C and Institutional	Diversified

Concentrated International Equity and International Small Cap	A, B, C, Institutional and Service	Diversified

Strategic International Equity	A, B, C, Institutional, Service, IR and R	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor. Class IR and Class R Shares of the Strategic International Equity Fund commenced operations on November 30, 2007.

On June 25, 2007, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees on November 9, 2006, all of the assets, subject to liabilities, of the AXA Enterprise International Growth Fund (the “Predecessor Fund”) were transferred to the Strategic International Equity Fund in exchange for shares of beneficial interest of the Fund’s Class A, Class B, Class C and Institutional Shares of equal value as of the close of business on June 22, 2007. Holders of Class A, Class B and Class C Shares of the Predecessor Fund received Class A, Class B, and Class C Shares of the Fund and holders of Class Y Shares of the Predecessor Fund received Institutional Shares of the Fund, in each case in an amount equal to the aggregate net asset value of their investment in the Predecessor Fund. The exchange was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the reorganization and, as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through June 22, 2007. On the date of the exchange, the Fund created Service Class Shares. Refer to the Other Matters footnote for details of the reorganization.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

The Asia Equity, Concentrated International Equity and International Small Cap Funds changed their fiscal year end from August 31 to October 31. GSAMI has agreed to reimburse the Funds for any costs associated with changing the Funds’ fiscal year ends.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
October 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.

Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

GSAMI, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on securities held by the Funds, which are subject to such taxes.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Capital Gains
	Income Distributions	Distributions
Fund	Declared and Paid	Declared and Paid

Asia Equity, Concentrated International Equity, International Small Cap and Strategic International Equity	Annually	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.

GSAMI has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended August 31, 2005-2008 and October 31, 2008, except for Strategic International Equity with open tax years of October 31, 2005-2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars (using 4:00 p.m. Eastern Time exchange rates) on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
October 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. For futures contracts, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under the contracts.

G. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis at the time of payment.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the periods ended October 31, 2008 and the year ended August 31, 2008, GSAMI received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Effective Rate

Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

Concentrated International Equity	1.00	0.90	0.86	0.84	0.82	1.00

International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10

Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85

Effective July 1, 2008, GSAMI implemented these additional asset level breakpoints to its contractual management rates.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the periods ended October 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Asia Equity	$200	$—	$—	*

Concentrated International Equity	900	—	300

International Small Cap	200	—	—	*

Strategic International Equity	8,500	—	—

*	Amount is less than $100.

During the year ended August 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Asia Equity	$11,500	$100	$100

Concentrated International Equity	17,400	—	2,600

International Small Cap	8,200	—	100

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Funds, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
October 31, 2008

3. AGREEMENTS (continued)

E. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for Asia Equity, Concentrated International Equity, International Small Cap and Strategic International Equity Funds as an annual percentage rate of average daily net assets are 0.164%, 0.104%, 0.064% and 0.164%, respectively. Prior to July 1, 2008, the Other Expenses limitations as an annual percentage rate of average daily net assets was 0.104% for the International Small Cap Fund.

In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the periods ended October 31, 2008, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

	Other Expense	Transfer		Total Expense
Fund	Reimbursement	Agent Fee Credit		Reductions

Asia Equity	$118	$—	*	$118

Concentrated International Equity	90	—	*	90

International Small Cap	98	—	*	98

Strategic International Equity	463	3		466

*	Amount is less than $500

For the year ended August 31, 2008, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

	Other Expense	Transfer	Total Expense
Fund	Reimbursement	Agent Fee Credit	Reductions

Asia Equity	$322	$4	$326

Concentrated International Equity	16	11	27

International Small Cap	197	3	200

As of October 31, 2008, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Asia Equity	$58	$12	$8	$—	$78

Concentrated International Equity	230	61	37	—	328

International Small Cap	57	10	5	8	80

Strategic International Equity	51	28	10	—	89

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

3. AGREEMENTS (continued)

F. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAMI or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the periods ended October 31, 2008 and year ended August 31, 2008, the Funds did not have any borrowings under the facility. Prior to May 13, 2008, the amount of the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the periods ended October 31, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Funds invest:

	Asia Equity		Concentrated International Equity	International Small Cap	Strategic International Equity
	Investments in		Investments in	Investments in	Investments in
	Securities		Securities	Securities	Securities	Derivatives-
Level	Long-Assets		Long-Assets	Long-Assets	Long-Assets	Assets

Level 1	$—		$3,431,708	$3,891,876	$527,076	$175,467

Level 2(a)	58,786,877		241,878,432	50,249,647	63,381,259	—

Level 3	—	(b)	—	—	—	—

Total	$58,786,877		$245,310,140	$54,141,523	$63,908,335	$175,467

(a)	To adjust for differing local market close timing, the Funds may utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.
(b)	Amount includes securities with a market value of $0.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
October 31, 2008

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a reconciliation of Level 3 investments for the periods ended October 31, 2008:

Asia Equity
Investment in
Securities
Level 3	Long-Assets

Beginning Balance as of August 31, 2008	$376,701

Realized Gain (Loss)	—

Change in Unrealized Gain (Loss)	(376,701)

Net Purchase (Sales)	—

Net transfers in and/or out of Level 3	—

Ending Balance as of October 31, 2008	$—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the periods ended October 31, 2008, were as follows:

		Sales and
Fund	Purchases	Maturities

Asia Equity	$5,823,517	$21,697,505

Concentrated International Equity	69,843,613	131,181,863

International Small Cap	18,472,081	25,489,812

Strategic International Equity	152,689,341	197,851,539

For the periods ended October 31, 2008, Goldman Sachs earned approximately $3,300 and $1,600, of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Concentrated International Equity and Strategic International Equity Funds, respectively. Goldman Sachs did not earn any brokerage commissions with respect to the Asia Equity and International Small Cap Funds.

For the year ended August 31, 2008, Goldman Sachs earned approximately $74,200, $13,200, and $4,800 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Asia Equity, Concentrated International Equity and International Small Cap Funds, respectively.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the periods ended October 31, 2008 and the year ended August 31, 2008 are reported parenthetically under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the periods ended October 31, 2008:

	Earnings of GSAL	Amounts Received	Amounts Payable to
	Relating to	by the Funds from	Goldman Sachs Upon
	Securities Loaned	Lending to Goldman Sachs	Return of
	for the period ended	for the period ended	Securities Loaned
Fund	October 31, 2008	October 31, 2008	as of October 31, 2008

Concentrated International Equity	$665	$174	$—

International Small Cap	947	1,009	527,000

Strategic International Equity	18,077	10,426	—

The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the year ended August 31, 2008:

	Earnings of GSAL	Amounts Received	Amounts Payable to
	Relating to	by the Funds from	Goldman Sachs Upon
	Securities Loaned	Lending to Goldman Sachs	Return of
	for the year ended	for the year ended	Securities Loaned
Fund	August 31, 2008	August 31, 2008	as of August 31, 2008

Concentrated International Equity	$87,611	$83,376	$127,875

International Small Cap	22,527	32,819	1,085,000

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
October 31, 2008

7. TAX INFORMATION

The tax character of distributions paid during the fiscal periods ended October 31, 2008 was as follows:

		Concentrated		Strategic
		International	International	International
	Asia Equity	Equity	Small Cap	Equity

Distributions paid from:
Ordinary income	$—	$—	$—	$9,434,594
Net long-term capital gains	—	—	—	58,750,528

Total taxable distributions	$—	$—	$—	$68,185,122

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

		Concentrated
		International	International
	Asia Equity	Equity	Small Cap

Distributions paid from:
Ordinary income	$9,427,802	$6,599,053	$5,198,365
Net long-term capital gains	858,280	—	—

Total taxable distributions	$10,286,082	$6,599,053	$5,198,365

The tax character of distributions paid during the fiscal year ended August 31, 2007 was as follows:

		Concentrated
		International	International
	Asia Equity	Equity	Small Cap

Distributions paid from:
Ordinary income	$811,406	$4,164,611	$2,358,444

Total taxable distributions	$811,406	$4,164,611	$2,358,444

The Strategic International Equity Fund did not have any distributions paid during the fiscal year ended October 31, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

7. TAX INFORMATION (continued)

As of October 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

		Concentrated		Strategic
		International	International	International
	Asia Equity	Equity	Small Cap	Equity

Undistributed ordinary income — net	$1,335,963	$12,995,533	$3,272,901	$2,333,338

Capital loss carryforward[1,2]
Expiring 2009	$—	$(3,480,014)	$(24,352,289)	$—
Expiring 2010	—	(265,232,801)	(51,047,001)	—
Expiring 2011	—	(69,572,929)	—	—
Expiring 2016	(10,069,854)	(112,531,656)	(29,417,166)	(36,073,466)

Total capital loss carryforward	$(10,069,854)	$(450,817,400)	$(104,816,456)	$(36,073,466)

Unrealized losses — net	(42,400,402)	(125,828,912)	(37,712,688)	(35,362,551)

Total accumulated losses — net	$(51,134,293)	$(563,650,779)	$(139,256,243)	$(69,102,679)

1	Expiration occurs on October 31 of the year indicated. Due to a fund merger, utilization of the Concentrated International Equity Fund’s losses may be substantially limited under the Code.

2	The Strategic International Equity Fund had approximately $369,294 of capital losses expire in the current fiscal period.

At October 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Concentrated		Strategic
		International	International	International
	Asia Equity	Equity	Small Cap	Equity

Tax Cost	$101,185,361	$371,247,885	$91,842,986	$99,448,610

Gross unrealized gain	1,614,135	2,686,239	1,352,367	1,133,802
Gross unrealized loss	(44,012,619)	(128,623,984)	(39,053,830)	(36,674,077)

Net unrealized security loss	$(42,398,484)	$(125,937,745)	$(37,701,463)	$(35,540,275)

Net unrealized gain (loss) on other investments	(1,918)	108,833	(11,225)	177,724

Net unrealized loss	$(42,400,402)	$(125,828,912)	$(37,712,688)	$(35,362,551)

The difference between book-basis and tax-basis unrealized losses is attributable primarily to wash sales and differences related to the tax treatment of partnership investments.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. These

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
October 31, 2008

7. TAX INFORMATION (continued)

reclassifications resulted primarily from the differing book/tax treatments for foreign currency transactions, class action settlement payments, net operating losses and expired capital loss carryforward.

			Accumulated
			Undistributed
		Accumulated Net	Net Investment Income
Fund	Paid-In Capital	Realized Gain (Loss)	(Loss)

Asia Equity	$(686,666)	$100,283	$586,383

Concentrated International Equity	(200,686)	221,928	(21,242)

International Small Cap	(1,973,982)	65,380	1,908,602

Strategic International Equity	(575,727)	643,932	(68,205)

8. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain Goldman Sachs Fund of Fund Portfolios may invest a significant percentage of its assets in the Funds. In the event the Fund of Funds Portfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Fund may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Fund is forced to liquidate its securities. As of October 31, 2008, the Goldman Sachs Satellite Strategies Portfolio was beneficial owner of approximately 28% of the outstanding shares of the International Small Cap Fund.

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Market and Credit Risks — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other entity with which the Funds have unsettled or open transactions will default.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

9. OTHER MATTERS

Class Action Settlements — As of October 31, 2008, the Asia Equity, Concentrated International Equity, International Small Cap and Strategic International Equity Funds were entitled to receive payments of $275,931, $2,199,868, $80,790 and $206,450, respectively relating to certain class action settlements that the Funds had participated in during the periods ended August 31, 2008 and October 31, 2008. The payments have been included as an increase to Capital Transactions on the Statements of Changes in Net Assets.

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization the (“Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise International Growth Fund by the Strategic International Equity Fund. The acquisition was completed on June 25, 2007 as of the close of business on June 22, 2007.

Pursuant to Agreement, the assets and liabilities of the AXA Enterprise International Growth Fund’s Class A, Class B, Class C and Class Y Shares were transferred into Strategic International Equity Fund’s Class A, Class B, Class C and Institutional Shares, respectively, in a tax free exchange as follows:

			Predecessor Fund’s
	Exchanged Shares of	Value of	Shares Outstanding as
The Fund/ Predecessor Fund	the Fund Issued	Exchanged Shares	of June 22, 2007

Strategic International Equity Class A/AXA Enterprise International Growth Class A	3,965,972	$100,224,762	3,965,972

Strategic International Equity Class B/AXA Enterprise International Growth Class B	1,448,086	34,539,379	1,448,086

Strategic International Equity Class C/AXA Enterprise International Growth Class C	1,668,122	39,929,474	1,668,122

Strategic International Equity Institutional/AXA Enterprise International Growth Class Y	1,588,975	41,278,413	1,588,975

The following chart shows the Fund’s and Predecessor Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Predecessor Fund’s unrealized appreciation.

The Fund’s
	The Fund’s	Predecessor Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Predecessor Fund’s
	Net Assets before	Net Assets before	immediately after	Unrealized
The Fund/ Predecessor Fund	reorganization	reorganization	reorganization	Appreciation

Strategic International Equity/AXA Enterprise International Growth	$—	$215,972,028	$215,972,028	$65,226,779

New Accounting Pronouncements — In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
October 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund
	For the Period
	September 1, 2008 to		For the Year Ended		For the Year Ended
	October 31, 2008(a)		August 31, 2008		August 31, 2007
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	17,734	$217,176	808,229	$18,223,786	1,151,821	$21,432,247
Reinvestment of distributions	—	—	224,417	5,475,770	23,725	410,677
Shares converted from Class B(b)	360	5,189	9,376	208,972	21,274	374,513
Shares redeemed	(753,816)	(9,160,292)	(2,435,477)	(51,782,525)	(1,422,766)	(26,308,814)

	(735,722)	(8,937,927)	(1,393,455)	(27,873,997)	(225,946)	(4,091,377)

Class B Shares
Shares sold	2,193	23,997	98,974	2,217,048	59,246	1,089,930
Reinvestment of distributions	—	—	6,280	146,217	—	—
Shares converted to Class A(b)	(380)	(5,189)	(9,842)	(208,972)	(22,215)	(374,513)
Shares redeemed	(26,683)	(304,903)	(100,322)	(2,018,229)	(109,733)	(1,904,301)

	(24,870)	(286,095)	(4,910)	136,064	(72,702)	(1,188,884)

Class C Shares
Shares sold	10,358	133,340	154,471	3,390,687	116,321	2,193,655
Reinvestment of distributions	—	—	11,570	267,389	—	—
Shares redeemed	(43,522)	(540,794)	(197,314)	(3,859,219)	(70,892)	(1,245,456)

	(33,164)	(407,454)	(31,273)	(201,143)	45,429	948,199

Institutional Shares
Shares sold	3,275	49,738	1,155,715	26,545,493	1,536,564	29,566,332
Reinvestment of distributions	—	—	143,769	3,699,173	18,432	334,923
Shares redeemed	(564,299)	(7,841,495)	(2,134,628)	(44,013,147)	(1,001,428)	(20,024,049)

	(561,024)	(7,791,757)	(835,144)	(13,768,481)	553,568	9,877,206

NET INCREASE (DECREASE)	(1,354,780)	$(17,423,233)	(2,264,782)	$(41,707,557)	300,349	$5,545,144

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Concentrated International Equity Fund
	For the Period
	September 1, 2008 to		For the Year Ended		For the Year Ended
	October 31, 2008(a)		August 31, 2008		August 31, 2007
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	224,448	$3,303,430	2,810,377	$63,009,791	2,120,810	$49,227,769
Reinvestment of distributions	—	—	166,132	4,219,551	115,055	2,639,364
Shares converted from Class B(b)	15,259	263,221	89,194	2,070,155	50,662	1,175,330
Shares redeemed	(1,348,798)	(20,219,734)	(4,409,840)	(100,276,578)	(4,141,167)	(97,059,261)

	(1,109,091)	(16,653,083)	(1,344,137)	(30,977,081)	(1,854,640)	(44,016,798)

Class B Shares
Shares sold	2,872	41,622	36,791	838,101	75,505	1,687,784
Reinvestment of distributions	—	—	454	11,209	—	—
Shares converted to Class A(b)	(15,800)	(263,221)	(92,334)	(2,070,155)	(52,411)	(1,175,330)
Shares redeemed	(39,832)	(600,711)	(142,839)	(3,165,218)	(200,045)	(4,473,039)

	(52,760)	(822,310)	(197,928)	(4,386,063)	(176,951)	(3,960,585)

Class C Shares
Shares sold	58,889	866,619	349,491	7,518,401	741,552	16,660,469
Reinvestment of distributions	—	—	5,214	125,441	1,348	29,350
Shares redeemed	(100,072)	(1,447,471)	(469,032)	(10,205,106)	(608,443)	(13,516,779)

	(41,183)	(580,852)	(114,327)	(2,561,264)	134,457	3,173,040

Institutional Shares
Shares sold	15,438	255,776	1,295,589	29,910,471	1,417,655	31,533,907
Reinvestment of distributions	—	—	46,123	1,196,388	34,353	804,537
Shares redeemed	(2,385,261)	(38,760,919)	(994,721)	(23,034,975)	(1,018,053)	(24,628,758)

	(2,369,823)	(38,505,143)	346,991	8,071,884	433,955	7,709,686

Service Shares
Shares sold	1,791	29,854	8,835	202,532	16,758	408,085
Reinvestment of distributions	—	—	132	3,387	261	6,032
Shares redeemed	(1,425)	(25,435)	(27,699)	(677,132)	(21,042)	(491,521)

	366	4,419	(18,732)	(471,213)	(4,023)	(77,404)

NET DECREASE	(3,572,491)	$(56,556,969)	(1,328,133)	$(30,323,737)	(1,467,202)	$(37,172,061)

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
October 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap Fund
	For the Period
	September 1, 2008 to		For the Year Ended		For the Year Ended
	October 31, 2008(a)		August 31, 2008		August 31, 2007
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	65,658	$798,466	456,266	$8,775,179	1,213,030	$24,798,542
Reinvestment of distributions	—	—	91,506	1,894,931	48,304	954,485
Shares converted from Class B(b)	2,001	27,231	19,882	380,636	8,335	168,363
Shares redeemed	(363,297)	(4,258,515)	(2,966,387)	(56,480,785)	(1,734,914)	(36,081,693)

	(295,638)	(3,432,818)	(2,398,733)	(45,430,039)	(465,245)	(10,160,303)

Class B Shares
Shares sold	704	7,631	14,637	286,140	56,603	1,167,368
Reinvestment of distributions	—	—	3,268	65,320	—	—
Shares converted to Class A(b)	(2,079)	(27,231)	(20,630)	(380,636)	(8,633)	(168,363)
Shares redeemed	(17,140)	(188,898)	(94,337)	(1,644,937)	(88,464)	(1,764,602)

	(18,515)	(208,498)	(97,062)	(1,674,113)	(40,494)	(765,597)

Class C Shares
Shares sold	3,926	39,858	19,622	378,080	89,439	1,829,327
Reinvestment of distributions	—	—	5,283	104,912	1,129	21,477
Shares redeemed	(27,098)	(308,165)	(182,748)	(3,398,644)	(140,073)	(2,699,842)

	(23,172)	(268,307)	(157,843)	(2,915,652)	(49,505)	(849,038)

Institutional Shares
Shares sold	198,648	2,706,056	2,504,573	47,993,331	871,140	18,793,096
Reinvestment of distributions	—	—	108,679	2,331,025	40,435	825,674
Shares redeemed	(825,248)	(9,774,370)	(3,592,673)	(70,239,994)	(1,317,899)	(29,480,327)

	(626,600)	(7,068,314)	(979,421)	(19,915,638)	(406,324)	(9,861,557)

Service Shares
Shares sold	1,525	15,901	11,441	224,036	32,794	705,011
Reinvestment of distributions	—	—	1,309	26,965	413	8,133
Shares redeemed	(287)	(3,171)	(40,416)	(719,960)	(16,979)	(362,935)

	1,238	12,730	(27,666)	(468,959)	16,228	350,209

NET DECREASE	(962,687)	$(10,965,207)	(3,660,725)	$(70,404,401)	(945,340)	$(21,286,286)

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic International Equity Fund
	For the Year Ended		For the Year Ended
	October 31, 2008		October 31, 2007
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,596,386	$24,385,367	1,507,744	$32,785,699
Reinvestment of distributions	1,841,317	32,259,048	—	—
Shares converted from Class B(a)	123,814	1,948,551	—	—
Shares redeemed	(2,966,264)	(44,755,410)	(2,504,927)	(56,173,166)

	595,253	13,837,556	(997,183)	(23,387,467)

Class B Shares
Shares sold	187,253	2,700,643	320,905	6,235,224
Reinvestment of distributions	666,486	10,543,535	—	—
Shares converted to Class A(a)	(136,967)	(1,948,551)	—	—
Shares redeemed	(609,685)	(8,446,736)	(667,228)	(13,906,703)

	107,087	2,848,891	(346,323)	(7,671,479)

Class C Shares
Shares sold	288,602	4,461,727	466,332	9,218,623
Reinvestment of distributions	630,428	10,080,274	—	—
Shares redeemed	(951,709)	(13,253,717)	(1,244,630)	(26,845,515)

	(32,679)	1,288,284	(778,298)	(17,626,892)

Institutional Shares
Shares sold	984,302	16,030,783	683,000	15,317,756
Reinvestment of distributions	485,039	8,851,736	—	—
Shares redeemed	(1,845,923)	(24,201,460)	(1,497,587)	(35,649,339)

	(376,582)	681,059	(814,587)	(20,331,583)

Service Shares(b)
Shares sold	—	2	392	10,026
Reinvestment of distributions	210	3,819	—	—

	210	3,821	392	10,026

Class IR Shares(c)
Shares sold	372	10,000	—	—
Reinvestment of distributions	207	3,628	—	—

	579	13,628	—	—

Class R Shares(c)
Shares sold	372	10,000	—	—
Reinvestment of distributions	207	3,628	—	—

	579	13,628	—	—

NET INCREASE (DECREASE)	294,447	$18,686,867	(2,935,999)	$(69,007,395)

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commencement of operations was June 25, 2007.
(c)	Commencement of operations was November 30, 2007.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	$16.87	$0.02	$(6.78)	$(6.76)	$—	$—	$—
2008 - B	16.00	— (c)	(6.42)	(6.42)	—	—	—
2008 - C	15.88	— (c)	(6.37)	(6.37)	—	—	—
2008 - Institutional	17.84	0.03	(7.17)	(7.14)	—	—	—

FOR THE YEARS ENDED AUGUST 31,

2008 - A	22.13	0.14	(4.32)	(4.18)	(0.15)	(0.93)	(1.08)
2008 - B	21.13	(0.02)	(4.11)	(4.13)	(0.07)	(0.93)	(1.00)
2008 - C	21.01	(0.04)	(4.06)	(4.10)	(0.10)	(0.93)	(1.03)
2008 - Institutional	23.31	0.22	(4.55)	(4.33)	(0.21)	(0.93)	(1.14)

2007 - A	15.60	0.08	6.53	6.61	(0.08)	—	(0.08)
2007 - B	14.94	(0.07)	6.26	6.19	—	—	—
2007 - C	14.85	(0.06)	6.22	6.16	—	—	—
2007 - Institutional	16.42	0.17	6.86	7.03	(0.14)	—	(0.14)

2006 - A	13.38	0.10	2.28	2.38	(0.16)	—	(0.16)
2006 - B	12.85	(0.05)	2.22	2.17	(0.08)	—	(0.08)
2006 - C	12.79	(0.01)	2.17	2.16	(0.10)	—	(0.10)
2006 - Institutional	14.05	0.15	2.40	2.55	(0.18)	—	(0.18)

2005 - A	10.47	0.16	2.82	2.98	(0.07)	—	(0.07)
2005 - B	10.08	0.04	2.74	2.78	(0.01)	—	(0.01)
2005 - C	10.03	0.06	2.71	2.77	(0.01)	—	(0.01)
2005 - Institutional	11.00	0.23	2.95	3.18	(0.13)	—	(0.13)

2004 - A	9.37	0.06	1.11	1.17	(0.07)	—	(0.07)
2004 - B	9.04	0.01	1.06	1.07	(0.03)	—	(0.03)
2004 - C	9.00	0.01	1.06	1.07	(0.04)	—	(0.04)
2004 - Institutional	9.82	0.20	1.09	1.29	(0.11)	—	(0.11)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns for periods less than one full year are not annualized. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

(e)	Total return reflects the impact of payments for class action settlements, amounting to $0.03 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (20.59)%, (21.23)%, (21.21)% and (20.27)%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$10.11	(40.07)%		$37,075	1.60	%(d)	0.97	%(d)	2.44	%(d)	0.13	%(d)	7%
9.58	(40.13)		1,218	2.35	(d)	0.23	(d)	3.19	(d)	(0.61	)(d)	7
9.51	(40.11)		2,245	2.35	(d)	0.21	(d)	3.19	(d)	(0.63	)(d)	7
10.70	(40.02)		18,798	1.20	(d)	1.45	(d)	2.04	(d)	0.61	(d)	7

16.87	(20.36	)(e)	74,240	1.60		0.63		1.77		0.46		47
16.00	(21.00	)(e)	2,432	2.35		(0.10)		2.52		(0.27)		47
15.88	(20.98	)(e)	4,276	2.35		(0.18)		2.52		(0.35)		47
17.84	(20.04	)(e)	41,334	1.20		0.95		1.37		0.78		47

22.13	42.55		128,224	1.61		0.42		1.81		0.22		131
21.13	41.50		3,315	2.36		(0.38)		2.56		(0.58)		131
21.01	41.48		6,314	2.36		(0.32)		2.56		(0.52)		131
23.31	43.12		73,474	1.21		0.88		1.41		0.68		131

15.60	17.77		93,917	1.60		0.63		1.87		0.36		162
14.94	16.93		3,430	2.35		(0.36)		2.62		(0.63)		162
14.85	16.94		3,790	2.35		(0.06)		2.62		(0.33)		162
16.42	18.29		42,674	1.20		0.97		1.47		0.70		162

13.38	28.64		59,572	1.60		1.25		1.99		0.86		66
12.85	27.63		5,124	2.35		0.38		2.74		(0.01)		66
12.79	27.60		2,090	2.35		0.48		2.74		0.09		66
14.05	29.06		33,833	1.20		1.74		1.59		1.35		66

10.47	12.53		38,943	1.79		0.62		2.40		0.01		105
10.08	11.85		4,096	2.35		0.08		2.96		(0.53)		105
10.03	11.89		1,582	2.35		0.06		2.96		(0.55)		105
11.00	13.21		21,475	1.20		1.74		1.81		1.13		105

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	$19.40	$—	(c)	$(6.22)	$(6.22)	$—
2008 - B	18.75	(0.02)		(6.01)	(6.03)	—
2008 - C	18.28	(0.02)		(5.86)	(5.88)	—
2008 - Institutional	19.87	0.01		(6.38)	(6.37)	—
2008 - Service	19.55	—	(c)	(6.27)	(6.27)	—

FOR THE YEARS ENDED AUGUST 31,

2008 - A	24.04	0.44	(e)	(4.80)	(4.36)	(0.28)
2008 - B	23.19	0.21	(e)	(4.62)	(4.41)	(0.03)
2008 - C	22.68	0.26	(e)	(4.54)	(4.28)	(0.12)
2008 - Institutional	24.61	0.58	(e)	(4.94)	(4.36)	(0.38)
2008 - Service	24.17	0.41	(e)	(4.84)	(4.43)	(0.19)

2007 - A	21.05	0.24		2.91	3.15	(0.16)
2007 - B	20.32	0.05		2.82	2.87	—
2007 - C	19.90	0.10		2.71	2.81	(0.03)
2007 - Institutional	21.53	0.34		2.97	3.31	(0.23)
2007 - Service	21.19	0.20		2.95	3.15	(0.17)

2006 - A	17.78	0.23		3.19	3.42	(0.15)
2006 - B	17.16	0.05		3.11	3.16	—
2006 - C	16.84	0.07		3.03	3.10	(0.04)
2006 - Institutional	18.19	0.31		3.25	3.56	(0.22)
2006 - Service	17.91	0.27		3.13	3.40	(0.12)

2005 - A	14.73	0.09		3.30	3.39	(0.34)
2005 - B	14.26	(0.04)		3.20	3.16	(0.26)
2005 - C	14.03	(0.03)		3.13	3.10	(0.29)
2005 - Institutional	15.05	0.14		3.41	3.55	(0.41)
2005 - Service	14.82	0.06		3.34	3.40	(0.31)

2004 - A	13.41	0.03		1.95	1.98	(0.66)
2004 - B	13.02	(0.06)		1.90	1.84	(0.60)
2004 - C	12.83	(0.05)		1.86	1.81	(0.61)
2004 - Institutional	13.70	0.09		2.01	2.10	(0.75)
2004 - Service	13.38	0.02		1.96	1.98	(0.54)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns for periods less than one full year are not annualized. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

(e)	Includes income recognized from a corporate action which amounted to $0.23 per share and 0.98% of average net assets.

(f)	Total return reflects the impact of payments for class action settlements, amounting to $0.09 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (18.88)%, (19.52)%, (19.48)%, (18.54)% and (18.97)%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$13.18	(32.11)%		$187,435	1.54	%(d)	0.02	%(d)	1.72	%(d)	(0.16	)%(d)	21%
12.72	(32.16)		3,686	2.29	(d)	(0.74	)(d)	2.47	(d)	(0.92	)(d)	21
12.40	(32.17)		14,057	2.29	(d)	(0.74	)(d)	2.47	(d)	(0.92	)(d)	21
13.50	(32.06)		40,837	1.14	(d)	0.54	(d)	1.32	(d)	0.36	(d)	21
13.28	(32.12)		518	1.64	(d)	(0.09	)(d)	1.82	(d)	(0.27	)(d)	21

19.40	(18.37	)(f)	297,558	1.54		1.92	(e)	1.55		1.91	(e)	178
18.75	(19.01	)(f)	6,424	2.29		0.96	(e)	2.30		0.95	(e)	178
18.28	(18.97	)(f)	21,480	2.29		1.18	(e)	2.30		1.17	(e)	178
19.87	(18.03	)(f)	107,197	1.14		2.46	(e)	1.15		2.45	(e)	178
19.55	(18.46	)(f)	755	1.64		1.79	(e)	1.65		1.78	(e)	178

24.04	15.03		400,976	1.55		1.02		1.55		1.02		97
23.19	14.12		12,534	2.30		0.22		2.30		0.22		97
22.68	14.12		29,244	2.30		0.43		2.30		0.43		97
24.61	15.45		124,229	1.15		1.40		1.15		1.40		97
24.17	14.90		1,386	1.65		0.84		1.65		0.84		97

21.05	19.26		390,054	1.54		1.15		1.58		1.11		59
20.32	18.41		14,576	2.29		0.24		2.33		0.20		59
19.90	18.44		22,982	2.29		0.40		2.33		0.36		59
21.53	19.72		99,325	1.14		1.54		1.18		1.50		59
21.19	19.10		1,301	1.64		1.37		1.68		1.33		59

17.78	23.26		308,447	1.54		0.53		1.60		0.47		49
17.16	22.36		16,554	2.29		(0.27)		2.35		(0.33)		49
16.84	22.31		17,770	2.29		(0.21)		2.35		(0.27)		49
18.19	23.84		62,486	1.14		0.83		1.20		0.77		49
17.91	23.17		426	1.64		0.39		1.70		0.33		49

14.73	14.88		301,190	1.74		0.17		1.81		0.10		78
14.26	14.23		23,515	2.29		(0.39)		2.36		(0.46)		78
14.03	14.26		15,643	2.29		(0.36)		2.36		(0.43)		78
15.05	15.53		72,823	1.14		0.63		1.21		0.56		78
14.82	14.90		542	1.64		0.12		1.71		0.05		78

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	$15.26	$0.02		$(5.80)	$(5.78)	$—
2008 - B	14.70	—	(c)	(5.58)	(5.58)	—
2008 - C	14.60	—	(c)	(5.54)	(5.54)	—
2008 - Institutional	15.81	0.03		(6.02)	(5.99)	—
2008 - Service	15.18	0.02		(5.78)	(5.76)	—

FOR THE YEARS ENDED AUGUST 31,

2008 - A	21.18	0.16	(e)	(5.57)	(5.41)	(0.51)
2008 - B	20.41	0.03	(e)	(5.39)	(5.36)	(0.35)
2008 - C	20.27	0.03	(e)	(5.35)	(5.32)	(0.35)
2008 - Institutional	21.94	0.28	(e)	(5.78)	(5.50)	(0.63)
2008 - Service	21.10	0.16	(e)	(5.54)	(5.38)	(0.54)

2007 - A	18.16	—	(c)	3.21	3.21	(0.19)
2007 - B	17.47	(0.15)		3.09	2.94	—
2007 - C	17.40	(0.15)		3.08	2.93	(0.06)
2007 - Institutional	18.79	0.08		3.33	3.41	(0.26)
2007 - Service	18.13	(0.01)		3.18	3.17	(0.20)

2006 - A	15.83	0.02		2.41	2.43	(0.10)
2006 - B	15.25	(0.13)		2.35	2.22	—
2006 - C	15.19	(0.11)		2.32	2.21	—
2006 - Institutional	16.35	0.09		2.48	2.57	(0.13)
2006 - Service	15.80	0.02		2.39	2.41	(0.08)

2005 - A	12.00	0.03		3.88	3.91	(0.08)
2005 - B	11.65	(0.09)		3.76	3.67	(0.07)
2005 - C	11.64	(0.09)		3.75	3.66	(0.11)
2005 - Institutional	12.43	0.08		4.02	4.10	(0.18)
2005 - Service	12.06	0.01		3.89	3.90	(0.16)

2004 - A	9.22	0.08		2.71	2.79	(0.01)
2004 - B	8.99	0.02		2.65	2.67	(0.01)
2004 - C	8.98	(0.01)		2.67	2.66	—
2004 - Institutional	9.55	0.13		2.83	2.96	(0.08)
2004 - Service	9.29	0.09		2.73	2.82	(0.05)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns for periods less than one full year are not annualized. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

(e)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.41% of average net assets.

(f)	Total return reflects the impact of payments for class action settlements, amounting to $0.01 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (26.18)%, (26.77)%, (26.73)%, (25.89)% and (26.24)%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$9.48	(37.88)%		$21,650	1.60	%(d)	0.99	%(d)	2.39	%(d)	0.20	%(d)	24%
9.12	(37.92)		986	2.35	(d)	0.23	(d)	3.14	(d)	(0.56	)(d)	24
9.06	(37.95)		2,239	2.35	(d)	0.22	(d)	3.14	(d)	(0.57	)(d)	24
9.82	(37.85)		28,581	1.20	(d)	1.43	(d)	1.99	(d)	0.64	(d)	24
9.42	(37.90)		294	1.70	(d)	0.87	(d)	2.49	(d)	0.08	(d)	24

15.26	(26.10	)(f)	39,376	1.64		0.85	(e)	1.78		0.71	(e)	117
14.70	(26.69	)(f)	1,862	2.39		0.14	(e)	2.53		0.00	(e)	117
14.60	(26.65	)(f)	3,950	2.39		0.18	(e)	2.53		0.04	(e)	117
15.81	(25.81	)(f)	55,901	1.24		1.42	(e)	1.38		1.28	(e)	117
15.18	(26.16	)(f)	454	1.74		0.84	(e)	1.88		0.70	(e)	117

21.18	17.73		105,435	1.65		(0.01)		1.77		(0.13)		88
20.41	16.83		4,566	2.40		(0.74)		2.52		(0.86)		88
20.27	16.85		8,681	2.40		(0.77)		2.52		(0.89)		88
21.94	18.23		99,069	1.25		0.39		1.37		0.27		88
21.10	17.56		1,215	1.75		(0.06)		1.87		(0.18)		88

18.16	15.39		98,861	1.64		0.10		1.79		(0.05)		60
17.47	14.56		4,615	2.39		(0.73)		2.54		(0.88)		60
17.40	14.55		8,314	2.39		(0.66)		2.54		(0.81)		60
18.79	15.79		92,505	1.24		0.48		1.39		0.33		60
18.13	15.29		750	1.74		0.10		1.89		(0.05)		60

15.83	32.70		64,169	1.64		0.17		1.95		(0.14)		67
15.25	31.63		4,885	2.39		(0.64)		2.70		(0.95)		67
15.19	31.65		8,445	2.39		(0.63)		2.70		(0.94)		67
16.35	33.27		66,670	1.24		0.52		1.55		0.21		67
15.80	32.54		217	1.74		0.06		2.05		(0.25)		67

12.00	30.33		24,420	1.85		0.70		2.43		0.12		99
11.65	29.66		3,362	2.39		0.17		2.97		(0.41)		99
11.64	29.62		5,918	2.39		(0.05)		2.97		(0.63)		99
12.43	31.07		37,898	1.24		1.12		1.82		0.54		99
12.06	30.38		213	1.74		0.73		2.32		0.15		99

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	Investment	and unrealized	Investment	investment	realized	Total
Year - Share Class	of period	Income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2008 - A	$27.90	$0.28 (e)	$(9.43)	$(9.15)	$—	$(9.74)	$(9.74)
2008 - B	26.18	0.15 (e)	(8.51)	(8.36)	—	(9.74)	(9.74)
2008 - C	26.35	0.14 (e)	(8.58)	(8.44)	—	(9.74)	(9.74)
2008 - Institutional	28.64	0.40 (e)	(9.88)	(9.48)	—	(9.74)	(9.74)
2008 - Service	28.58	0.27 (e)	(9.77)	(9.50)	—	(9.74)	(9.74)
2008 - IR (commenced November 30, 2007)	26.87	0.29 (e)	(8.39)	(8.10)	—	(9.74)	(9.74)
2008 - R (commenced November 30, 2007)	26.87	0.23 (e)	(8.37)	(8.14)	—	(9.74)	(9.74)

2007 - A	18.93	(0.02)	8.99	8.97	—	—	—
2007 - B	17.88	(0.15)	8.45	8.30	—	—	—
2007 - C	17.99	(0.15)	8.51	8.36	—	—	—
2007 - Institutional	19.34	0.06	9.24	9.30	—	—	—
2007 - Service (commenced June 25, 2007)	25.59	0.03	2.96	2.99	—	—	—

2006 - A	15.24	(0.01)	3.77	3.76	(0.07)	—	(0.07)
2006 - B	14.40	(0.10)	3.58	3.48	—	—	—
2006 - C	14.50	(0.10)	3.59	3.49	—	—	—
2006 - Institutional	15.56	0.09	3.83	3.92	(0.14)	—	(0.14)

2005 - A	12.86	0.04	2.36	2.40	(0.02)	—	(0.02)
2005 - B	12.23	(0.04)	2.23	2.19	(0.02)	—	(0.02)
2005 - C	12.31	(0.04)	2.25	2.21	(0.02)	—	(0.02)
2005 - Institutional	13.08	0.10	2.40	2.50	(0.02)	—	(0.02)

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A	13.39	0.01	(0.54)	(0.53)	—	—	—
2004 - B	12.78	(0.05)	(0.50)	(0.55)	—	—	—
2004 - C	12.88	(0.05)	(0.52)	(0.57)	—	—	—
2004 - Institutional	13.56	0.06	(0.54)	(0.48)	—	—	—

FOR THE YEAR ENDED DECEMBER 31,

2003 - A	10.30	0.01	3.08 (d)	3.09	—	—	—
2003 - B	9.89	(0.05)	2.94 (d)	2.89	—	—	—
2003 - C	9.97	(0.05)	2.96 (d)	2.91	—	—	—
2003 - Institutional	10.39	0.06	3.11 (d)	3.17	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns for periods less than one full year are not annualized. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Includes redemption fees of $0.04, $0.07, $0.07 and $0.07 for Class A, Class B, Class C and Institutional Shares, respectively.

(e)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.56% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

												Ratios assuming no
												expense reductions
										Ratio of
						Ratio of		Ratio of		net investment				Ratio of
			Net assets,	Ratio of		net expenses		net investment		income (loss)		Ratio of		net investment
Net asset			end of	net expenses		(not including		income (loss)		(not including		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		fees paid		to average		fees paid		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		indirectly)		net assets		indirectly)		net assets		net assets		rate

$9.01	(49.64	)%(f)	$38,194	1.40%		1.40%		1.80	%(e)	1.80	%(e)	1.73%		1.47	%(e)	108%
8.08	(50.09	)(f)	10,697	2.15		2.15		1.01	(e)	1.01	(e)	2.48		0.68	(e)	108
8.17	(50.00	)(f)	10,577	2.15		2.15		1.00	(e)	1.00	(e)	2.48		0.67	(e)	108
9.42	(49.45	)(f)	5,499	1.00		1.00		2.46	(e)	2.46	(e)	1.33		2.13	(e)	108
9.34	(49.70	)(f)	6	1.50		1.50		1.73	(e)	1.73	(e)	1.83		1.40	(e)	108
9.03	(47.70)		5	1.15	(c)	1.15	(c)	2.18	(c)(e)	2.18	(c)(e)	1.48	(c)	1.85	(c)(e)	108
8.99	(47.93)		5	1.65	(c)	1.65	(c)	1.68	(c)(e)	1.68	(c)(e)	1.98	(c)	1.35	(c)(e)	108

27.90	49.69		101,641	1.69		1.71		(0.09)		(0.11)		1.85		(0.25)		135
26.18	48.67		31,881	2.31		2.33		(0.69)		(0.71)		2.48		(0.86)		135
26.35	48.70		34,984	2.31		2.34		(0.72)		(0.74)		2.46		(0.87)		135
28.64	50.34		27,498	1.29		1.31		0.27		(0.25)		1.41		0.15		135
28.58	11.68		11	1.53	(c)	1.53	(c)	0.30	(c)	(0.30	)(c)	1.92	(c)	(0.09	)(c)	135

18.93	24.79		87,839	1.75		1.85		(0.04)		(0.15)		1.85		(0.15)		74
17.88	24.17		27,959	2.30		2.40		(0.56)		(0.70)		2.40		(0.72)		74
17.99	24.07		37,889	2.30		2.40		(0.58)		(0.68)		2.40		(0.68)		74
19.34	25.35		34,332	1.30		1.40		0.48		0.39		1.40		0.39		74

15.24	18.59		35,599	1.74		1.85		0.25		0.14		2.19		(0.20)		136
14.40	17.91		19,327	2.29		2.40		(0.30)		(0.41)		2.74		(0.75)		136
14.50	17.96		10,091	2.29		2.40		(0.30)		(0.41)		2.74		(0.75)		136
15.56	19.12		5,937	1.29		1.40		0.70		0.59		1.74		0.25		136

12.86	(3.96)		32,757	1.85	(c)	1.85	(c)	0.05	(c)	0.05	(c)	1.88	(c)	0.02	(c)	115
12.23	(4.30)		18,181	2.40	(c)	2.40	(c)	(0.45	)(c)	(0.45	)(c)	2.43	(c)	(0.48	)(c)	115
12.31	(4.43)		8,796	2.40	(c)	2.40	(c)	(0.45	)(c)	(0.45	)(c)	2.43	(c)	(0.48	)(c)	115
13.08	(3.54)		15,199	1.40	(c)	1.40	(c)	0.55	(c)	0.55	(c)	1.43	(c)	0.52	(c)	115

13.39	30.00		30,444	1.85		1.85		0.06		0.06		1.95		(0.04)		56
12.78	29.22		21,726	2.40		2.40		(0.49)		(0.49)		2.50		(0.59)		56
12.88	29.19		8,718	2.40		2.40		(0.51)		(0.51)		2.50		(0.61)		56
13.56	30.51		15,097	1.40		1.40		0.50		0.50		1.50		0.40		56

(f)	Total return reflects the impact of payments for class action settlements, amounting to $0.02 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (49.92)%, (50.39)%, (50.31)%, (50.09)%, (49.94)%, (46.73)% and (46.97)%, respectively.

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fundamental Equity International Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Asia Equity Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs International Small Cap Fund and Goldman Sachs Strategic International Equity Fund (collectively the “Fundamental Equity International Funds”), portfolios of Goldman Sachs Trust, at October 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental Equity International Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 19, 2008

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2008

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				Concentrated International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 Months	Account	Account		6 Months	Account	Account		6 Months	Account	Account		6 Months
	Value	Value		Ended	Value	Value		Ended	Value	Value		Ended	Value	Value		Ended
Share Class	5/01/08	10/31/08		10/31/08*	5/01/08	10/31/08		10/31/08*	5/01/08	10/31/08		10/31/08*	5/01/08	10/31/08		10/31/08*
Class A
Actual	$1,000	$456.80		$5.91	$1,000	$565.00		$6.07	$1,000	$529.30		$6.28	$1,000	$562.40		$5.50
Hypothetical 5% return	1,000	1,017.09	+	8.19	1,000	1,017.44	+	7.83	1,000	1,016.99	+	8.29	1,000	1,018.10	+	7.10

Class B
Actual	1,000	455.30		8.66	1,000	563.30		9.06	1,000	527.50		9.16	1,000	559.60		8.47
Hypothetical 5% return	1,000	1,013.31	+	11.98	1,000	1,013.61	+	11.67	1,000	1,013.21	+	12.08	1,000	1,014.28	+	10.94

Class C
Actual	1,000	455.50		8.66	1,000	563.40		9.06	1,000	527.40		9.20	1,000	560.70		8.47
Hypothetical 5% return	1,000	1,013.31	+	11.98	1,000	1,013.61	+	11.67	1,000	1,013.16	+	12.13	1,000	1,014.28	+	10.94

Institutional
Actual	1,000	457.90		4.45	1,000	566.30		4.50	1,000	530.20		4.74	1,000	563.70		3.85
Hypothetical 5% return	1,000	1,019.11	+	6.16	1,000	1,019.46	+	5.80	1,000	1,019.00	+	6.26	1,000	1,020.21	+	4.98

Service
Actual					1,000	564.90		6.43	1,000	528.90		6.63	1,000	562.30		5.85
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.99	+	8.29	1,000	1,016.53	+	8.74	1,000	1,017.65	+	7.56

IR
Actual													1,000	563.30		4.52
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,019.36	+	5.84

R
Actual													1,000	561.90		6.48
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.84	+	8.36

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal period; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Asia Equity	1.60%	2.35%	2.35%	1.20%	N/A	N/A	N/A
Concentrated International Equity	1.54	2.29	2.29	1.14	1.64%	N/A	N/A
International Small Cap	1.60	2.35	2.35	1.20	1.70	N/A	N/A
Strategic International Equity	1.40	2.15	2.15	1.00	1.50	1.15%	1.65%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic International Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”).*( The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) with respect to the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed specified levels and the estimated annualized savings realized by the Funds from that undertaking; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense levels of the Fund as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedule to further reduce the fee rates charged on assets above specified levels; (j) capacity issues relating to the Fund; (k) information on the advisory fees charged to institutional accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing expense comparisons for the Fund; (m) the current pricing and profitability of the Fund’s transfer agent; and (n) the nature and quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other portfolio trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and the Fund, and the Fund’s investment performance, fees and expenses, including existing and proposed breakpoints in the fee rates payable under the Management Agreement.

* A discussion regarding the basis for the Board’s approval of the Management Agreement on behalf of each of Goldman Sachs Asia Equity Fund, Goldman Sachs Concentrated Emerging Markets Equity Fund and Goldman Sachs International Small Cap Fund is available in their Annual Report dated August 31, 2008.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, sales and redemptions, the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund and the payment of non-Rule 12b-1 shareholder service and administration fees by the Fund’s Service Shares.

Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.

In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance

The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. The Independent Trustees reviewed the Fund’s investment performance relative to its performance benchmark since its inception in 2007. In addition, they reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether the Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the Fund commenced operations in 2007 and had provided a satisfactory level of performance to investors in light of its investment policies and prevailing market conditions, and that the Investment Adviser’s continued management would benefit the Fund and its shareholders.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a history comparing the Fund’s expenses to the category averages since 2007. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in its peer group and the peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and the Fund were provided for 2007 (and 2006 as well for the Trust), and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentages of the average daily net assets of the Fund:

First $1 billion	0.85%
Next $1 billion	0.77%
Next $3 billion	0.73%
Next $3 billion	0.72%
Over $8 billion	0.71%

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

its shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertaking to limit “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by an affiliate of the Investment Adviser for managing the Fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund.

Other Benefits to the Fund and Its Shareholders

The Independent Trustees also noted that the Fund receives certain other benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization.

Conclusion

In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2009.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				97	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	97	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees.)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	97	None

Alan A. Shuch* Age: 59 (on 11/18)	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2008, the Trust consisted of 86 portfolios (of which 85 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Fundamental Equity International Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2008, the total amount of income received by the Strategic International Equity Fund from sources within foreign countries and possessions of the United States was $0.4167 per share, all of which is attributable to qualified passive income. The total amount of taxes paid by the Strategic International Equity Fund was $0.0282 per share. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

For the year ended October 31, 2008, 31.38% of the dividends paid from net investment company taxable income by the Strategic International Equity Fund qualifies for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic International Equity Fund designates $58,750,528 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended October 31, 2008.

During the year ended October 31, 2008, the Strategic International Equity Fund designates $9,434,611, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $758 billion in assets under management as of September 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity
Portfolio

Retirement Strategies[2]
International Equity
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ Concentrated Emerging Markets
Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at
http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2008 Goldman, Sachs & Co.  All rights reserved.  13754.MF.TMPL INTLAR / 30.9K / 11-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,262,776	$1,995,700	Financial Statement audits. For 2008, $ 449,867 represents audit fees borne by the Funds’ adviser.

Audit-Related Fees:

• PwC	$232,222	$249,000	Other attest services

Tax Fees:

• PwC	$439,850	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,097,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended October 31, 2008 and October 31, 2007 were approximately $672,072 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	December 31, 2008